    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 16, 1995

                                                     1933 ACT FILE NO. 2-22019
                                                     1940 ACT FILE NO. 811-1241
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933                  [X]
                       POST-EFFECTIVE AMENDMENT NO. 59                [X]
                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940              [X]
                               AMENDMENT NO. 31                       [X]

                           EATON VANCE GROWTH TRUST
                ----------------------------------------------
                      (FORMERLY EATON VANCE GROWTH FUND)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 617-482-8260
                    -------------------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                                 THOMAS OTIS
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective on October 30, 1995 pursuant to paragraph (a) of Rule 485 or such earlier date as the Commission may determine.

    The exhibit index required by Rule 483(a) under the Securities Act of 1933
is located on page    in the sequential numbering system of the manually
signed copy of this Registration Statement.

    The Registrant has filed a Declaration pursuant to Rule 24f-2, and on October 20, 1994 filed its "Notice" as required by that Rule for the series of the registrant with a fiscal year ended August 31, 1994.

===============================================================================

    This Amendment to the registration statement on Form N-1A consists of the following documents and papers:

    Cross Reference Sheets required by Rule 481(a) under the Securities Act of 1933


    Part A -- The Prospectus of:
              EV Marathon Gold & Natural Resources Fund

    Part B -- The Statement of Additional Information of:
              EV Marathon Gold & Natural Resources Fund


    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits


    This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any Series of the Registrant not identified above.

                            EATON VANCE GROWTH TRUST
                  EV MARATHON GOLD & NATURAL RESOURCES FUND

                                            CROSS REFERENCE SHEET
                                         ITEMS REQUIRED BY FORM N-1A
                                         ---------------------------
PART A
ITEM NO.                 ITEM CAPTION                                           PROSPECTUS CAPTION
------                   --------                                  ---------------------------------------------
 1. ...................  Cover Page                                Cover Page
 2. ...................  Synopsis                                  Shareholder and Fund Expenses
 3. ...................  Condensed Financial Information           The Fund's Financial Highlights; Performance
                                                                     Information
 4. ...................  General Description of Registrant         The Fund's Investment Objective; How the Fund
                                                                     Invests its Assets; Special Considerations;
                                                                     Organization of the Fund
 5. ...................  Management of the Fund                    Management of the Fund
 5A....................  Management's Discussion of Fund           Not Applicable
                           Performance
 6. ...................  Capital Stock and Other Securities        Organization of the Fund; Reports to
                                                                     Shareholders; The Lifetime Investing
                                                                     Account/Distribution Options; Distributions
                                                                     and Taxes
 7. ...................  Purchase of Securities Being Offered      Valuing Fund Shares; How to Buy Fund Shares;
                                                                     Distribution Plan; The Lifetime Investing
                                                                     Account/Distribution Options; The Eaton
                                                                     Vance Exchange Privilege; Eaton Vance
                                                                     Shareholder Services
 8. ...................  Redemption or Repurchase                  How to Redeem Fund Shares
 9. ...................  Pending Legal Proceedings                 Not Applicable

PART B
ITEM NO.                 ITEM CAPTION                               STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                   --------                                  ---------------------------------------------
10. ...................  Cover Page                                Cover Page
11. ...................  Table of Contents                         Table of Contents
12. ...................  General Information and History           Other Information
13. ...................  Investment Objective and Policies         Investment Objective and Policies; Investment
                                                                     Restrictions
14. ...................  Management of the Fund                    Trustees and Officers
15. ...................  Control Persons and Principal Holders of  Control Persons and Principal Holders of
                           Securities                                Securities
16. ...................  Investment Advisory and Other             Investment Adviser; Distribution Plan;
                           Services                                  Custodian; Independent Certified Public
                                                                     Accountants
17. ...................  Brokerage Allocation and Other            Portfolio Security Transactions
                           Practices
18. ...................  Capital Stock and Other Securities        Other Information
19. ...................  Purchase, Redemption and Pricing of       Determination of Net Asset Value; Service for
                           Securities Being Offered                  Withdrawal; Principal Underwriter;
                                                                     Distribution Plan
20. ...................  Tax Status                                Taxes
21. ...................  Underwriters                              Principal Underwriter
22. ...................  Calculation of Performance Data           Investment Performance
23. ...................  Financial Statements                      Financial Statements

                            EATON VANCE GROWTH TRUST

                   EV MARATHON GOLD & NATURAL RESOURCES FUND

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1995

1. Effective August 31, 1995, EV Marathon Gold & Natural Resources Fund was reorganized and became a series of Eaton Vance Growth Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a separate Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Growth Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was separate trust.

2. THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH UNDER THE CAPTION "EATON VANCE SHAREHOLDER SERVICES - REINVESTMENT PRIVILEGE":

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

3. UNDER THE SECTION ENTITLED "MANAGEMENT OF THE FUND", THE FOLLOWING PARAGRAPH REPLACES THE EXISTING PARAGRAPH IDENTIFYING THE PORTFOLIO MANAGER:

   William D. Burt and Barclay Tittmann are the co-portfolio managers of the Fund. Mr. Burt joined Eaton Vance Management as a Vice President in November, 1994. Previously he was a Vice President of The Boston Company (1990-1994) and a Vice President of Baring America Asset Management (1979-1990). Mr. Tittmann joined Eaton Vance Management as a Vice President in October, 1993. He was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston Moss) from 1970-1993.

      THE DATE OF THE ATTACHED PROSPECTUS IS CHANGED TO SEPTEMBER 1, 1995.


September 1, 1995                                                        M-NRPS

                   EV Marathon Gold & Natural Resources Fund
                                   Supplement
                      to Prospectus dated February 1, 1995


         Under the section entitled "Management of the Fund", the following paragraph replaces the existing paragraph identifying the portfolio manager:

                  William D. Burt and Barclay Tittmann are the co-portfolio managers of the Fund. Mr. Burt joined Eaton Vance Management as a Vice President in November, 1994. Previously he was a Vice President of The Boston Company (1990-1994) and a Vice President of Baring America Asset Management (1979-1990). Mr. Tittmann joined Eaton Vance Management as a Vice President in October, 1993. He was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston Moss) from 1970-1993.



March 31, 1995                                                            M-NRPS

                  EV MARATHON GOLD & NATURAL RESOURCES FUND

    EV MARATHON GOLD & NATURAL RESOURCES FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL APPRECIATION AND PROTECTION OF PURCHASING POWER THROUGH NATURAL RESOURCE RELATED INVESTMENTS.

    Shares of the Fund are not deposits of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

    This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information for the Fund dated February 1, 1995, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's Principal Underwriter, Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Fund's investment adviser is Eaton Vance Management (the "Investment Adviser") which is located at the same address.

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                              TABLE OF CONTENTS
                                                   Page                                                 Page
Shareholder and Fund Expenses .....................   2  How to Buy Fund Shares ........................  17
The Fund's Financial Highlights ...................   3  How to Redeem Fund Shares .....................  18
The Fund's Investment Objective ...................   4  Reports to Shareholders .......................  20
How the Fund Invests Its Assets ...................   4  The Lifetime Investing Account/Distribution
Special Considerations ............................   8    Options .....................................  20
Organization of the Fund ..........................  12  The Eaton Vance Exchange Privilege ............  21
Management of the Fund ............................  13  Eaton Vance Shareholder Services ..............  22
Distribution Plan .................................  13  Distributions and Taxes .......................  24
Valuing Fund Shares ...............................  16  Performance Information ......................   25

------------------------------------------------------------------------------
                      PROSPECTUS DATED FEBRUARY 1, 1995

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Sales Charges Imposed on Purchases of Shares                                                           None
  Sales Charges Imposed on Reinvested Distributions                                                      None
  Fees to Exchange Shares                                                                                None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemption During the
    First Seven Years (as a percentage of redemption proceeds exclusive of all
    reinvestments and capital appreciation in the account)<F2>                                       5.00%-0%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
  Investment Adviser Fee                                                                               0.750%
  Rule 12b-1 Distribution (and Service) Fees                                                           0.833%
  Other Expenses                                                                                       1.057%
                                                                                                       -----
    Total Operating Expenses                                                                           2.640%
                                                                                                       =====
EXAMPLE                                                               1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                                      ------         -------        -------       --------
An  investor  would pay the  following  contingent  deferred sales  charge  and expenses on a $1,000 investment,
  assuming (a) 5% annual return and (b) redemption at the end
  of each period:                                                       $77           $122           $160           $297
An investor would pay the following expenses on the same
investment, assuming (a) 5% annual return and (b) no redemptions:       $27           $ 82           $140           $297

Notes:
<F1> The  purpose  of the above  table and  Example  is to assist  investors  in understanding the various costs and expenses that investors in the Fund may bear directly or indirectly. The percentages indicated in the table and the amounts included in the Example are based on the Fund's fiscal year ended September 30, 1994. The table and Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For further information regarding the expenses of the Fund, see "The Fund's Financial Highlights", "Management of the Fund" and "How to Redeem Fund Shares." Because the Fund makes payments under its Distribution Plan adopted under Rule 12b-1, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."

<F2> No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of dividends and distributions and (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of the funds currently listed under "The Eaton Vance Exchange Privilege".

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
     The following information should be read in conjunction with the financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                                                             YEAR ENDED SEPTEMBER 30,
                      -------------------------------------------------------------------------------------------------------
                            1994           1993           1992           1991           1990           1989          1988<F2>
                            ----           ----           ----           ----           ----           ----          ------
NET ASSET VALUE,
  beginning of year        $13.240        $11.850        $11.140        $12.140        $13.460        $11.420        $10.000
                           -------        -------        -------        -------        -------        -------        -------
INCOME FROM
OPERATIONS:
  Net investment
    income (loss) ..       $(0.050)       $(0.090)       $(0.083)       $ 0.020        $ 0.069        $ 0.060        $ 0.134
  Net realized and
    unrealized gain
    (loss) on
    investments ....         2.650          1.480          1.103         (0.570)        (0.009)         2.480          1.406
                           -------        -------        -------        -------        -------        -------        -------
    Total income
      from investment
      operations ...       $ 2.600        $ 1.390        $ 1.020        $(0.550)       $ 0.060        $ 2.540        $ 1.540
                           -------        -------        -------        -------        -------        -------        -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income .........       $  --          $  --          $  --          $(0.020)       $(0.069)       $(0.074)       $(0.120)
  Net realized gain
    on investments .          --             --           (0.060)        (0.320)        (1.220)        (0.280)          --
  In excess of net
    investment income<F4>   (0.020)          --           (0.250)        (0.110)        (0.091)        (0.146)          --
  In excess of
    realized gain on
    investment .....        (0.930)          --             --             --             --             --             --
                           -------        -------        -------        -------        -------        -------        -------
    Total
      distributions        $(0.950)       $ --           $(0.310)       $(0.450)       $(1.380)       $(0.500)       $(0.120)
                           -------        -------        -------        -------        -------        -------        -------
NET ASSET VALUE, end
  of year ..........       $14.890        $13.240        $11.850        $11.140        $12.140        $13.460        $11.420
                           =======        =======        =======        =======        =======        =======        =======
TOTAL RETURN<F5>....        20.47%         11.73%          9.44%        (4.36)%          0.01%         22.96%         15.39%
RATIOS/SUPPLEMENTAL DATA<F1>:
  Net assets, end of
    year (000 omitted)     $13,055        $ 5,792        $ 3,775        $ 4,042        $ 4,391        $ 2,999        $ 2,424
  Ratio of net
    expenses to
    average daily
    net assets .....         2.64%          3.15%          3.26%          3.29%          2.50%          1.62%          0.99%<F3>
  Ratio of net
    investment income
    (loss) to
    average daily net
    assets .........       (0.96)%        (0.92)%        (0.67)%          0.17%          0.33%          0.45%          0.83%<F3>
PORTFOLIO TURNOVER .           17%            57%            32%            27%            35%            53%            25%

<F1> For the six years ended  September 30, 1993, the operating  expenses of the
     Fund reflect a reduction of the  investment  adviser fee, an  allocation of expenses to the  Investment  Adviser,  or both.  Had such  actions not been taken,  net  investment  income per share and the ratios would have been as follows:
NET INVESTMENT
  INCOME (LOSS) PER
  SHARE ............                      $(0.210)       $(0.240)       $(0.110)       $(0.300)       $(0.600)       $(0.980)
                                          =======        =======        =======        =======        =======        =======
RATIOS (As a percentage of
 average daily net assets):
   Expenses ......                           3.90%          4.65%          4.42%          5.23%          6.87%          7.90%<F3>
   Net investment
     income (loss) .                       (1.67)%        (2.06)%        (0.96)%        (2.40)%        (4.80)%        (6.08)%<F3>
<F2> For the period from the start of business,  October 21, 1987,  to September
     30, 1988.
<F3> Computed on an annualized basis.
<F4> Distributions  from paid-in  capital for the years ended September 30, 1992 and for the years prior  thereto  have been  restated  to conform  with the treatment under current financial reporting standards.
<F5> Total  return is  calculated  assuming a purchase at the net asset value on the  first  day and a sale at the net  asset  value on the last day of each period.  Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND PROTECTION OF THE PURCHASING POWER OF THE SHAREHOLDER'S CAPITAL. The Fund will concentrate its assets in natural resource related investments and may engage in various active management strategies, as described below. Although the Fund will derive income from some of its investments, current income is not an investment objective and will not be a primary consideration in selecting securities for the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment adviser, Eaton Vance Management ("Eaton Vance"), will manage its investments and affairs.

     Except as otherwise indicated in this Prospectus, the investment objective and policies of the Fund may be changed by the Trustees of the Fund without shareholder approval, although the Trustees intend to submit material changes in the investment objective to shareholders for their approval. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

HOW THE FUND INVESTS ITS ASSETS
------------------------------------------------------------------------------

BASIC INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective through a portfolio of domestic and foreign natural resource related investments. Under normal investment conditions the Fund expects that it will invest primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if Eaton Vance believes such investments would help to achieve the Fund's investment objective. The Fund may also invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ("asset-related securities"). See "Special Considerations -- Asset-Related Securities" below. In making investments for the Fund, Eaton Vance will seek to identify companies or asset-related securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets, revenues or profits or are especially well positioned to benefit during particular periods of investment or inflationary cycles.

    The Fund may also from time to time invest to a limited extent in natural resource-related direct placement securities and venture capital companies and in gold or silver bullion, strategic metals, and gold or silver coins. See "Direct Placement Securities and Venture Capital Investments" and "Metals Investments" below.

    WHEN EATON VANCE ANTICIPATES SIGNIFICANT ECONOMIC OR POLITICAL INSTABILITY, SUCH AS HIGH INFLATION OR TURMOIL IN THE FOREIGN CURRENCY EXCHANGE MARKETS, THE FUND, IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, MAY INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-RELATED SECURITIES INDEXED TO THE VALUE OF SOME NATURAL RESOURCE SUCH AS GOLD BULLION. Such a change in investment strategy could require the Fund to liquidate portfolio assets and incur transaction costs. There can be no assurance that any such change in investment strategy will result in the realization of the Fund's investment objective.

    Except as described below, the Fund under normal circumstances will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities.

    At times Eaton Vance may judge that investment conditions make the Fund's basic investment strategies described above inconsistent with the best interests of shareholders. At such times Eaton Vance may use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may invest in U.S. Government securities and money market securities, including repurchase agreements, or hold a portion of its assets in cash or cash equivalents. The Fund may also hold a portion of its assets in cash or money market instruments, including repurchase agreements and cash equivalents, for liquidity purposes. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

NATURAL RESOURCE RELATED INVESTMENTS. Under normal investment conditions it is anticipated that the Fund's portfolio will include a significant amount of domestic and foreign natural resource related investments. A natural resource related investment includes securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. Eaton Vance currently deems a company to be in the natural resource investment sector (a) if at least 50% of the non-current assets, capitalization, gross revenues or operating profit of the company in the most recent or current fiscal year are involved in or result from (whether directly or indirectly through affiliates) any of the foregoing activities, or
(b) if in Eaton Vance's judgment the company's natural resource assets, revenues or profit are of such magnitude, when compared with the total non-current assets, capitalization, gross revenues or operating profit of the company, that favorable changes in the value of such assets or level of its natural resource revenues or profit could favorably affect the market value of the equity securities of the company.

    Natural resources include substances, materials and energy derived from natural sources which have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., titanium, chromium, vanadium and niobium), energy resources (coal, oil, natural gas, oil shale and uranium), timberland, undeveloped real property and agricultural and other commodities.

    Eaton Vance will seek to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic or financial conditions. Eaton Vance believes that the market value of securities of companies that have different kinds of natural resource assets, revenues or profits may move relatively independently of one another during different stages of investment and inflationary cycles. Eaton Vance's flexible investment approach enables it to change the Fund's investment emphasis to various subsectors within the large natural resource investment sector depending upon Eaton Vance's outlook as to developments and trends which may affect the value of and prospects for different types of natural resource related investments.

    In reviewing natural resource related investments available to the Fund, Eaton Vance will consider, among other investments, domestic and foreign companies which may

    * EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD GOLD, SILVER, PLATINUM AND OTHER PRECIOUS METALS. Eaton Vance will give special emphasis in this subsector to efficiently managed, low cost gold producers which are able to operate profitably at the current level of gold prices, thereby benefiting from any future increase in gold prices.

    * EXPLORE FOR, FINANCE, DEVELOP OR PRODUCE ENERGY RESOURCES SUCH AS OIL, NATURAL GAS, COAL, OIL SHALE AND URANIUM. In this subsector, Eaton Vance will stress low cost producers whose reserves will allow expansion of production and those companies with established earnings records in both rising and falling energy markets.

    * EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD STRATEGIC METALS, SUCH AS TITANIUM, CHROMIUM, VANADIUM AND NIOBIUM.

    * CREATE AND DEVELOP NEW GEOCHEMICAL TECHNOLOGY OR PROPRIETARY METHODS FOR DETECTING, DEVELOPING, PRODUCING OR PROCESSING MINERAL DEPOSITS AND OTHER NATURAL RESOURCES.

    * OWN, LEASE OR HAVE RIGHTS TO HOLDINGS OF TIMBER AND TIMBERLANDS. This would include those companies which manufacture or process pulp, paper, wood products and other specialty products.

    * PROVIDE NATURAL RESOURCE TRANSPORTATION, DISTRIBUTION AND PROCESSING SERVICES, SUCH AS PIPELINES AND REFINING.

DIRECT PLACEMENT SECURITIES AND VENTURE CAPITAL INVESTMENTS. On occasion the Fund may make natural resource related investments in "direct placement securities" issued by a company directly to the Fund. Direct placement securities are normally not available to small investors, but are often offered to institutional investors such as the Fund. Various considerations may lead issuers to seek direct placement of their securities. For example, such issuers may not be in a position to sell such securities publicly because they need to raise money within a short period of time or need a relatively small amount of money to fund their current operations or a particular project. Such issuers may desire to establish relations with institutional investors such as the Fund which will have a continuing financial interest in the issuer and perhaps make further investments. Alternatively, the climate of the public securities market may be temporarily unfavorable either in general or with respect to the particular industry or company. The Fund believes there exist opportunities for acquiring direct placement securities from issuers (particularly from junior North American gold mining companies) with substantial growth potential in the natural resources area.

    Direct placement securities acquired by the Fund will be common stock, or obligations or preferred stock having, as part of the package purchased, equity features such as accompanying shares of common stock, securities convertible into such shares, or conversion rights or warrants to purchase such shares. The shares of common stock which are the subject of such equity features will generally be the shares of the issuer, although in some cases they may be the shares of a parent or other affiliate of the issuer, and will usually have or be expected in time to have a public market. Nearly all securities acquired by the Fund directly from an issuer and shares into which such securities may be converted or which may be purchased on the exercise of warrants will, however, be subject to legal or contractual delays in or restrictions on resale and will therefore initially be treated as "restricted securities" in the Fund's portfolio.

    The Fund is also empowered to make natural resource related investments in "venture capital companies" -- companies, the securities of which have no public market at the time of investment. An investment of this type gives the aggressive investor participation in a private enterprise which may, if successful, afford significant appreciation potential. Venture capital investing is by its very nature a high-risk activity which can result in substantial losses.

    Eaton Vance anticipates that the Fund's direct placement securities and venture capital investments will constitute a small portion of its total portfolio, and may include companies involved in the production of precious metals. Advances in extractive and exploration technology as well as inflationary economic conditions have provided opportunities for small and medium sized independent companies to profitably exploit previously known gold orebodies and newly discovered types of orebodies. Eaton Vance believes that investing in such companies may produce superior investment returns. In this connection, Eaton Vance will attempt to identify those entrepreneurially managed emerging companies which concentrate in developing mines that offer the potential of quick payback, relatively high rates of return at current prices, and the possibility of orebody extensions.

    All of such investments will involve risks to the Fund and its shareholders. Therefore, the Fund may not invest more than 10% of its total assets, taken at market value at the time of investment, in certain securities issued by venture capital companies, certain over-the-counter options, unmarketable securities, and repurchase agreements maturing in more than seven days. The Fund is further subject to an additional investment restriction (set forth in the Statement of Additional Information) which in effect prohibits an investment which would cause more than 5% of its total assets, taken at market value, to be invested in companies with less than three years of continuous operations. The Fund's direct placement securities and venture capital investments are considered speculative in nature and are not readily marketable.

METALS INVESTMENTS. In addition to investments in natural resource related securities, the Fund may invest up to 10% of its portfolio in gold or silver bullion, strategic metals, and gold or silver coins ("Metals Investments"). The Fund will invest only in metals that are readily marketable, and in coins only if there is an active quoted market for the coins in question. Coins will not be purchased for their numismatic value.

    In making direct investments in bullion or metals, the Fund normally will not take possession of the bullion or metals, but instead will obtain receipts or certificates representing ownership. In the event the Fund does take possession, the bullion or metals would be delivered to and held by a nonaffiliated sub-custodian in a segregated account. When it purchases bullion or metals, either by purchasing receipts or certificates or by having a sub-custodian physically hold such metals, the Fund will pay for the metals only upon actual receipt. Although the Fund would incur storage, shipping and other costs by owning bullion or metals, such costs should be minimized by the use of receipts or certificates.

    The Fund's Metals Investments will not generate income. The return to the Fund from its Metals Investments will consist solely of market appreciation or depreciation and gains or losses realized on sales. Accordingly, as indicated above, the Fund will not invest more than 10% of its total assets, taken at market value at the time of investment, in Metals Investments.

ACTIVE MANAGEMENT STRATEGIES. The Fund may engage in various active management strategies, including entering into repurchase agreements and forward foreign currency exchange contracts, writing and purchasing options on foreign currencies, and leverage through borrowing. The Fund may write covered call and covered put options on securities and metals, purchase such call and put options, and enter into closing purchase and sale transactions with respect thereto. The Fund may, for hedging or permissible non-hedging purposes, purchase and sell futures contracts on various securities and metals and other physical commodities, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (e.g., the Consumer Price Indices and the Commodity Research Bureau Futures Price Index) and other financial instruments or indices, purchase and write call and put options on any of such futures contracts and enter into closing purchase and sale transactions with respect to such contracts and options. Options, futures contracts, forward contracts and repurchase agreements involve credit and other risks which are described below. A discussion of the greater costs and risks which may result from the Fund's investment policy with respect to leveraging through borrowing is set forth under "Special Considerations -- Leverage Through Borrowing". The Fund's investments in Metals Investments and in certain options, futures contracts and forward contracts on foreign currencies or commodities may be limited by tax requirements for qualification of the Fund as a regulated investment company. The Fund expects that various new types of investments, hedging techniques and management strategies will be developed and made available to institutional investors in the future. Eaton Vance will consider making such investments or using such techniques or strategies if it determines that they are consistent with the Fund's investment objective and policies.


SPECIAL CONSIDERATIONS
------------------------------------------------------------------------------

The Fund's classification under the Investment Company Act of 1940 as a "non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer and, during certain periods, to own more than 10% of the voting securities of an issuer. Since a relatively high percentage of the Fund's assets may from time to time be invested in the securities of a limited number of issuers which may be in the natural resource investment sector, the value of the Fund's shares could be adversely affected by a single economic, political or regulatory occurrence or other development. In any event, because the Fund expects to concentrate its investments in the natural resources sector or various subsectors thereof, the value of its shares will be especially affected by factors peculiar to this investment sector and may fluctuate more widely than the value of shares of a mutual fund which invests in a broader range of industries. The Fund should therefore be considered as an investment vehicle in the natural resources sector, and not as a balanced investment program.

FOREIGN INVESTMENTS. There are no prescribed geographic limits on companies in which the Fund may invest. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Under certain economic, financial and political conditions, the Fund may invest primarily in foreign securities. Investing in foreign securities may represent a greater degree of risk than investing in domestic securities, because of the possibility of exchange rate fluctuations, adoption of adverse exchange control regulations, delays in settlement of transactions, less publicly- available financial and other information, more volatile and less liquid markets, less securities regulation, higher brokerage costs, difficulties in enforcing judgments, less favorable tax provisions, war, expropriation or nationalization of assets or other adverse governmental actions. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned.

    The Fund may invest in securities of foreign issuers either directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities are not necessarily denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. banking institution evidencing ownership of the underlying securities; EDRs are receipts evidencing a similar arrangement with a European banking institution. Generally ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Such securities may or may not be listed on a foreign securities exchange.

GOLD-RELATED INVESTMENTS. As indicated above, under certain circumstances the Fund may invest a majority of its assets in gold-related companies or in asset-related securities. Based on historic experience, during periods of economic or political instability the securities of gold-related companies may be subject to wide price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations.

    The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may affect significantly South African gold production.

    The Fund does not intend to invest in companies the assets of which are located primarily in the Republic of South Africa. This current limitation may affect adversely the Fund's ability to invest in gold-related securities and during certain periods may result in the Fund restricting its investments to relatively few gold-related companies.

ASSET-RELATED SECURITIES. The Fund may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Fund's investment policies, these securities are referred to as "asset-related securities". While the market prices for an asset-related security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-related securities may not necessarily be secured by a security interest in or claim on the underlying natural resource asset. The asset-related securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-related securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is relate. In such instance the Fund may sell the asset-related security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

CERTAIN INVESTMENT RESTRICTIONS AND POLICIES. The Fund has adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote. Briefly, among these fundamental restrictions, the Fund may not (1) pledge more than 33 1/3% of its total assets to secure its permitted borrowings; (2) purchase more than 10% of the total outstanding voting securities of an issuer, except when significant economic, political or financial instability is anticipated; or (3) invest more than 10% of its total assets in venture capital companies, unmarketable securities, options on foreign currencies which do not trade on exchanges and repurchase agreements maturing in more than seven days. These restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in cirumstances. In addition, the Fund has adopted a fundamental policy which requires it during normal market conditions to concentrate at least 25% of its total assets in the natural resource group of industries. Except for the fundamental investment restrictions and policies specifically enumerated in the Statement of Additional Information, the investment objective and policies of the Fund are not fundamental policies and accordingly may be changed by the Trustees without obtaining the approval of the Fund's shareholders. While not required to do so, the Trustees intend to submit any material change in the Fund's investment objective to the shareholders for their approval.

    Eaton Vance intends to follow certain other nonfundamental investment policies (which may be changed without shareholder authorization) in managing the Fund's portfolio in addition to the other nonfundamental investment policies described or referred to elsewhere in this Prospectus. These policies may help to reduce investment risk. It is the Fund's current policy not to invest more than 10% of its total assets in the securities of any one issuer (excluding U.S. Government securities, or certificates of deposit, bankers' acceptances or time deposits of banking or thrift institutions), or to invest more than 5% of its assets in warrants (excluding warrants acquired in units or attached to securities, which warrants are deemed to be without value).

    The Fund intends to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and consequently will not be required to pay any Federal income or excise taxes to the extent that it distributes to its shareholders its net investment income and net realized capital gains in the manner required by the Code. The Code currently requires that the Fund, to so qualify, among other things, at the close of each of its fiscal quarters and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer (except obligations of the U.S. Government, its agencies or instrumentalities) and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. These Code diversification requirements could affect the Fund's portfolio investments under certain conditions.

PORTFOLIO TURNOVER. Eaton Vance will change the Fund's investments whenever it believes a change may be appropriate, without regard to how long a particular investment may have been held. Changes in investments generally involve expenses to the Fund, which may include brokerage commissions or dealer mark-ups and other transaction costs on the disposition of investments and reinvestment of the proceeds in other investments, and may result in net capital gains distributions of which will be subject to tax. The Fund's investment policies and strategies may result in a higher portfolio turnover rate than that experienced by other mutual funds. The Fund's portfolio turnover rate will not be a limiting factor when Eaton Vance considers a change in the Fund's investment portfolio, and in any fiscal year such rate could exceed 200%.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The repurchase date is usually within seven days of the original purchase date. At no time will the Fund commit more than 10% of its assets to repurchase agreements which mature in more than seven days. Repurchase agreements are deemed to be loans under the Investment Company Act of 1940. In all cases Eaton Vance must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss.

LEVERAGE THROUGH BORROWING. The Fund may borrow from banks or by entering into reverse repurchase agreements to increase its portfolio holdings of securities, commodities and commodity contracts. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A reverse repurchase agreement is functionally identical to a repurchase agreement except that the roles of the parties are reversed so that the Fund will sell the the underlying security with the promise to repurchase. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Leveraging will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained by the bank, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

    The Fund will not always borrow money for additional investments. The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors the most important of which are market conditions and interest rates. Successful use of a leveraging strategy depends on Eaton Vance's ability to correctly predict interest rates and market movements.

    The Fund, like many other investment companies, may also borrow money for temporary or emergency purposes, but such borrowings may not exceed 10% of the value of the Fund's gross assets when the loan is made.

DERIVATIVE INSTRUMENTS. From time to time, the Fund may purchase or enter into derivative instruments to enhance return, to hedge against fluctuations in securities prices or currency exchange rates, to change the duration of the Fund's fixed income portfolio (if any) or as a substitute for the purchase or sale of securities or currency. The Fund's investments in derivative securities may include indexed securities. The Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or currency; and forward contracts to purchase or sell securities or currency.

    All of the Fund's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchase options) may exceed the Fund's initial investment in these contracts. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund.

    Indexed Securities. The Fund may invest in indexed securities, including PERLs and other currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

    Derivative Contracts. The Fund may purchase and sell a variety of derivative contracts, including futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; and currency swaps. The Fund incurs liability to a counterparty in connection with transactions in futures contracts, forward contracts and swaps and in selling options. The Fund pays a premium for purchased options. In addition, the Fund incurs transactions costs in opening and closing positions in derivative contracts.

    Risks Associated With Derivative Securities and Contracts. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: (1) market risk; (2) leverage and volatility risk; (3) correlation risk; (4) credit risk; and (5) liquidity and valuation risk.

    Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund.

    Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. The Fund may partially offset the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

    The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund's assets.

    Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity or exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The staff of the Securities and Exchange Commission ("SEC") takes the position that certain over-the-counter options are illiquid investments. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

ORGANIZATION OF THE FUND
------------------------------------------------------------------------------

EV MARATHON GOLD & NATURAL RESOURCES FUND, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED AUGUST 3, 1987, AS AMENDED, IS A MUTUAL FUND -- AN OPEN-END NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY. The Fund changed its name from Eaton Vance Natural Resources Trust to EV Marathon Gold & Natural Resources Fund on April 1, 1994. The Trustees of the Fund are responsible for the overall management and supervision of its affairs. The Fund has one class of shares of beneficial interest, an unlimited number of which may be issued. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

THE FUND ENGAGES EATON VANCE MANAGEMENT ("EATON VANCE") AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN
MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

    Acting under the general supervision of the Trustees of the Fund, Eaton Vance manages the Fund's investments and affairs. Under its investment advisory agreement with the Fund, Eaton Vance receives a monthly advisory fee of .0625% (equivalent to .75 of 1% annually) of the average daily net assets of the Fund up to $500 million; the fee will be reduced at various asset levels over $500 million. This fee may be higher than that paid by many other investment companies.

    For the fiscal year ended September 30, 1994, the Fund paid Eaton Vance advisory fees equivalent to 0.75%, of the Fund's average daily net assets for such period.

    Eaton  Vance also  furnishes  for the use of the Fund  office  space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund is responsible for the payment of all expenses other than those expressly stated to be payable by Eaton Vance under the investment advisory agreement.

    Eaton Vance places the Fund's portfolio security transactions for execution with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Fund and at reasonably competitive commission rates. Subject to the foregoing, Eaton Vance may consider sales of shares of the Fund or of other investment companies sponsored by Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

    Thomas E. Faust, Jr. has acted as the portfolio manager since 1987. He has been a Vice President of Eaton Vance since 1985.

EATON VANCE OR ITS AFFILIATES ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting, and management, and development of precious metals properties. Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, a wholly-owned subsidiary of Eaton Vance, acts as Principal Underwriter to the Fund.

DISTRIBUTION PLAN
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THE FUND FINANCES  DISTRIBUTION  ACTIVITIES AND HAS ADOPTED A DISTRIBUTION  PLAN
(THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is also subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described in the Statement of Additional Information, and the following is a brief description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

    THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO THE PRINCIPAL UNDERWRITER TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Accordingly, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

    The amount payable to the Principal Underwriter pursuant to the Plan with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Fund, the expenses of the Fund accrued on such day, income on portfolio investments of the Fund accrued on such day, and any dividends and distributions declared by the Fund. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Plan.

    The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Fund and the Principal Underwriter. The Plan continues in effect through and including April 28, 1995, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid to the Principal Underwriter during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal
Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

    For the fiscal year ended September 30, 1994, the Fund paid sales commissions under the Plan equivalent to .75% (annualized) of the Fund's average daily net assets. As of September 30, 1994 the outstanding Uncovered
Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately, $435,762 (which amount was equivalent to 3.34% of the Fund's net assets on such day).

    THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Fund have initially implemented this provision of the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended September 30, 1994, the Fund made service fee payments to the Principal Underwriter and Authorized Firms equivalent to 0.08% of the Fund's average daily net assets for such year.

    The Plan as currently implemented by the Trustees authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. It is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through increases in the Fund's assets (thereby increasing the advisory fees payable to Eaton Vance) resulting from sale of Fund shares and through amounts paid under the Plan to the Principal Underwriter and contingent deferred sales charges paid to the Principal Underwriter.

    The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell a minimum dollar amount of the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

    The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. The Trustees have established procedures for the valuation of the Fund's assets; in general, these valuations are based on market value or fair value, with special provisions for valuing debt obligations, short-term investments, foreign securities, hedging instruments, direct placement securities, investments in Venture Capital Companies, and assets not having readily available market quotations.

    Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's custodian.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE.
------------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

    An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's Transfer Agent (the "Transfer Agent") as follows:
The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Draft Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

    In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates his or her participation in the plan, the shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

     ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as investment adviser, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities or securities and cash accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the current market price for such securities but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

    Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

     IN THE CASE OF BOOK ENTRY:
          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV  Marathon  Gold &  Natural  Resources  Fund

     IN THE  CASE OF PHYSICAL DELIVERY:
          Investors Bank & Trust Company
          Attention: EV Marathon Gold & Natural Resources Fund
          Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111

    Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

    Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges described below and Federal income tax required to be withheld.

    To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

    If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

    Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

    CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

             YEAR OF                                            CONTINGENT
           REDEMPTION                                         DEFERRED SALES
         AFTER PURCHASE                                           CHARGE
         --------------                                       --------------
      First ..............................................          5%
      Second .............................................          5%
      Third ..............................................          4%
      Fourth .............................................          3%
      Fifth ..............................................          2%
      Sixth ..............................................          1%
      Seventh and following ..............................          0%

    For shares purchased prior to August 1, 1994, the contingent deferred sales charge for redemptions within the first year after purchase is 6%. In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services") or (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

    No contingent deferred sales charge will be imposed on shares of the Fund which have been sold to Eaton Vance, its affiliates or to their respective employees or clients. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan."

--------------------------------------------------------------------------------
  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DISTRIBUTIONS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE IT WAS IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.
------------------------------------------------------------------------------



REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each year, the Fund will furnish all shareholders with information necessary for preparing their Federal and state income tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

    Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current share balance in the account. (Under certain plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO The Shareholder Services Group, Inc.

    Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

    THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.

   Share  Option -- Dividends and capital gains will be reinvested in additional shares.

   Income Option -- Dividends  will  be  paid in cash and capital gains will be reinvested in additional shares.

   Cash  Option  -- Dividends and capital gains will be paid in cash.

    The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the Federal income tax laws.

    If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

    DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

    "STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its transfer agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
  UNDER  A  LIFETIME   INVESTING  ACCOUNT  A  SHAREHOLDER  CAN  MAKE  ADDITIONAL
  INVESTMENTS BY SENDING A CHECK OF $50 OR MORE.
------------------------------------------------------------------------------

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

 Shares of the Fund may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (currently Eaton Vance Equity-Income Trust, Eaton Vance Liquid Assets Trust (until March 31, 1995), and any EV Marathon fund, except EV Marathon Short-Term Strategic Income Fund, Eaton Vance Prime Rate Reserves and any EV Marathon Limited Maturity Fund which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of such fund being acquired may be legally sold. Effective March 31, 1995, the EV Marathon Group of Funds will also include EV Marathon Short-Term Strategic Income Fund, any EV Marathon Limited Maturity Fund and, when publicly available, Eaton Vance Money Market Fund (availability expected on or about April 3, 1995).

    Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

    The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for
additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

    No contingent deferred sales charge is imposed on exchanges. No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the EV Marathon Group of Funds (except EV Marathon Short-Term Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity
Fund), see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to EV Marathon Short-Term Strategic Income Fund or Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

    Shares of the other funds in the Eaton Vance Marathon Group of Funds may be exchanged for Fund shares at net asset value per share, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

    Telephone exchanges are accepted by The Shareholder Services Group, Inc. provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc., will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK DRAFT INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made through the shareholder's checking account via bank draft each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the Plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 30 days after such repurchase or redemption. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    --Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

    --Individual Retirement Account Plans for individuals and their non-employed spouses; and

    --403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

    Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the Federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

DISTRIBUTIONS
    It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of its investment income earned, less its expenses, and (B) at least one distribution (normally in December) of all or substantially all of the net capital gains (reduced by any available capital loss carryforwards from prior years) realized by the Fund, if any.

    Shareholders may reinvest all distributions in shares of the Fund at net asset value as of the close of business on the record date.

TAXES
    Distributions of the Fund from its net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of distributions from the Fund's net investment income may qualify for the dividends-received deduction for corporate shareholders.

    Capital gains referred to in clause (B) above, if any, realized on sales of investments and on options, futures and certain forward foreign currency exchange transactions during the fiscal year, which ends on September 30, will usually be distributed prior to the end of December. Distributions from the Fund's net long-term capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.

    If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of distributions to shareholders may be affected by special tax rules governing the Fund's activities in options, futures and forward foreign currency exchange transactions.

    Certain distributions declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

    The Fund may be required to pay foreign taxes with respect to income (possibly including, in some cases, capital gains) that it derives from investments in foreign securities. If more than 50% of the value of the Fund's total assets at the close of its taxable year (September 30) consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to pass through to its shareholders the right to take the credit or deduction for qualifying foreign taxes paid by the Fund during such year. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes paid to each foreign country or U.S. possession and the portion of the distribution which represents income derived from sources within each country or U.S. possession. Each shareholder will include in gross income (in addition to taxable distributions received from the Fund) the proportionate share of such taxes, and can treat such amount as paid by such shareholder for purposes of the deduction or credit for foreign taxes on the shareholders own Federal income tax return. Availability of the deduction or credit for foreign taxes is subject to certain tax restrictions.

    Shareholders will receive annually one or more Forms 1099 to assist in reporting on their Federal and state income tax returns the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and Federal income tax (if any) withheld by the Fund's Transfer Agent.

--------------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN THE MANNER REQUIRED BY THE CODE.
------------------------------------------------------------------------------
PERFORMANCE INFORMATION
------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The current yield for the Fund will be calculated by dividing the net investment income per share during a recent 30 day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.

    The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an investor's yield or total return may be in any future period.

INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

EV MARATHON GOLD &
NATURAL RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

NRP

EV MARATHON GOLD &
NATURAL RESOURCES
FUND


PROSPECTUS
FEBRUARY 1, 1995

                            EATON VANCE GROWTH TRUST


                   EV MARATHON GOLD & NATURAL RESOURCES FUND

    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1995




         Effective August 31, 1995, EV Marathon Gold & Natural Resources Fund was reorganized and became a series of Eaton Vance Growth Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a separate Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Growth Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a separate trust.

         The fiscal year end of the Fund has been changed from September 30 to August 31.

         THE DATE OF THE ATTACHED STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO SEPTEMBER 1, 1995.





September 1, 1995                                                   M-NRSAIS

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          February 1, 1995
                  EV MARATHON GOLD & NATURAL RESOURCES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
------------------------------------------------------------------------------
TABLE OF CONTENTS                                                        Page
Investment Objective and Policies .................................        2
Investment Restrictions ...........................................       10
Trustees and Officers .............................................       12
Control Persons and Principal Holders of Securities ...............       14
Investment Adviser ................................................       14
Custodian .........................................................       16
Independent Certified Public Accountants ..........................       16
Service for Withdrawal ............................................       16
Determination of Net Asset Value ..................................       17
Purchase and Redemption of Shares .................................       17
Investment Performance ............................................       17
Taxes .............................................................       19
Principal Underwriter .............................................       21
Distribution Plan .................................................       21
Portfolio Security Transactions ...................................       23
Other Information .................................................       24
Appendix ..........................................................       26
Financial Statements ..............................................       29
------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV MARATHON GOLD & NATURAL RESOURCES FUND (THE "FUND") DATED FEBRUARY 1, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE PRINCIPAL UNDERWRITER (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
    The investment objective of EV Marathon Gold & Resources Fund (the "Fund") is capital appreciation and protection of the purchasing power of the shareholder's capital. Although the Fund will derive income from some of its investments, current income is not an investment objective and will not be a primary consideration in selecting securities for the Fund's portfolio.

INVESTMENT POLICIES
    The following investment policies supplement those set forth in the Prospectus. They are not fundamental policies and accordingly may be changed by the Trustees without obtaining the approval of the Fund's shareholders.

ASSET-RELATED SECURITIES
    The Fund may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of the Fund's investment policies, these securities are referred to as "asset-related securities". The Fund's investment adviser will evaluate the creditworthiness of the issuer of an asset-related security. If the asset-related security is backed by a bank letter of credit or other similar facility, the investment adviser may take such backing into consideration in determining the creditworthiness of the issuer. While the market prices for an asset-related security and the related natural resources asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-related securities may not necessarily be secured by a security interest in or claim on the underlying natural resource assets.

    The Fund will not acquire asset-related securities for which no trading market exists if at the time of acquisition more than 10% of its total assets are invested in securities which are not readily marketable. The Fund may invest in asset-related securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days notice or when the Fund has the right to convert or exchange such securities into a readily marketable security in which it could otherwise invest upon not less than seven days notice.

    The asset-related securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Fund's holdings of such securities therefore may not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Fund purchased such securities.

FOREIGN INVESTMENTS
    Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In some countries delayed settlements are customary which increases the risk of loss.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS
    The Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

    The Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time.
    While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

REPURCHASE AGREEMENTS
    The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS
    The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Fund. The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Fund's investment adviser, Eaton Vance Management ("Eaton Vance"). Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

    At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While Eaton Vance does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's investment restriction (1) set forth below.

LEVERAGE THROUGH BORROWING
    The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to its borrowings. This allows the Fund to borrow for leverage purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell such holdings at that time. The practice of leveraging to enhance investment return may be viewed as a speculative activity. Leveraging will exaggerate any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not exceed the income from the investments acquired with the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

WRITING AND PURCHASING CALL AND PUT OPTIONS
    A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The Fund will write a covered call option on a security for the purpose of increasing its return on such security and/or to partially hedge against a decline in the value of the security. In particular, when the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of acquiring the security for its portfolio. However, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Fund does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Fund, would be subject to such options. The Fund will only write a put option on a security which it intends to ultimately acquire for its portfolio. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.

    The Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

    The Fund may purchase put or call options on securities or securities indices in anticipation of changes in the value of its existing portfolio securities or in the prices of securities that the Fund intends to purchase at a later date. In the event that the expected changes occur, the Fund may be able to offset adverse changes in the value of its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund. The Fund does not intend to purchase an option on any security if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Fund, would be so invested.

    The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Fund may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize a loss on the purchase of the call option.

    The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

    The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

    The Fund would write and purchase put and call options on securities indices for the same purposes as the writing and purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES
    An options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The Fund will pay brokerage commissions in connection with writing options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

FUTURES TRANSACTIONS
Futures Contracts. A change in the level of interest rates, currency exchange rates or securities prices may affect the value of the Fund's portfolio securities (or of securities that the Fund expects to purchase). To hedge against changes in rates or prices, or for non-hedging purposes, the Fund may enter into (i) futures contracts for the purchase or sale of securities and currency, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. In the United States, futures contracts are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may also enter into futures contracts traded on a foreign exchange if it is determined by the investment adviser that trading on such exchange does not subject the Fund to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges. The futures contracts may be based on various securities and commodities in which the Fund may invest, foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.

Futures Contracts on Securities and Currency. A futures contract on securities or currency is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return or of the specified currency. By purchasing futures on securities or currency, the Fund will legally obligate itself to accept delivery of the underlying security or currency and pay the agreed price; by selling futures on securities or currency, it will legally obligate itself to make delivery of the security or currency against payment of the agreed price.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Futures Contracts on Securities Indices. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the future positions is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency exchange rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund (or currency in which such securities are denominated) or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of Eaton Vance, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Eaton Vance will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

    On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market or foreign currency exchange rates to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Fund may use options on futures contracts for bona fide hedging purposes as defined below or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Fund purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

    If the Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes in the value of securities (or the currency in which such securities are denominated) held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Limitations on the Use of Futures Contracts and Options on Futures Contracts. The Fund will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities (or the currency in which they are denominated) held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions. Cash or liquid debt securities required to be segregated in connection with a "long" futures position taken by the Fund will also be held by the custodian in a segregated account and will be marked to market daily.

SPECIAL RISKS ASSOCIATED WITH FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON AND OPTIONS ON FOREIGN CURRENCIES
    Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Fund's trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of an exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to SEC regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its investment, due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Fund is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Fund's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Further, over-the-counter transactions are not backed by the guarantee of an exchange clearing house, and the Fund will thererfore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's investment adviser.

    Over-the-counter options on foreign currencies, like exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC, which currently permits the trading of such options, but only subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Fund is not able to determine at this time whether or to what extent the CFTC may impose additional restrictions on the trading of over-the-counter options on foreign currencies at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

    CFTC regulations require that the Fund not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margin deposited in connection with the writing of such options, are required to be included in determining compliance with this requirement. This could, depending upon the Fund's existing positions in futures contracts and options on futures contracts, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

    While forward contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize forward contracts in the manner set forth above could be restricted.

    Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

DIRECT PLACEMENT SECURITIES AND VENTURE CAPITAL INVESTMENTS
     Assets of the Fund may be invested in direct placement securities of small, unseasoned companies and in the securities of small, unseasoned Venture Capital companies as well as in the securities of large and well known companies. There may be little operating history and less available information about such unseasoned companies than about large and well known companies, and it may be more difficult to evaluate the management of a small, unseasoned company. The securities of an unseasoned company may have a limited trading market, which may adversely affect their disposition by the Fund. In view of the limited liquidity of this type of investment, management will not permit a substantial portion of the Fund to be so invested. The making of this type of investment is subject to the policies of the Fund set forth under "Investment Restrictions" below.

CONVERTIBLE SECURITIES
    The Fund may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

WARRANTS
    The Fund may purchase warrants, but does not intend to invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration.

PORTFOLIO TURNOVER
    The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 200% (excluding turnover of securities having a maturity of one year or less). A 200% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced twice in a period of one year. A high turnover rate (such as 200%) necessarily involves greater expenses to the Fund. The Fund engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective by enhancing the Fund's net asset value or potential performance.


                           INVESTMENT RESTRICTIONS

    Whenever an investment policy or investment restriction set forth in the Fund's Prospectus or Statement of Additional Information states a maximum percentage of the Fund's assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service will not compel the Fund to dispose of such security or other asset.

    The following investment restrictions (1) through (14) are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. The Fund will not:

    (1) Borrow money, except that it may borrow

        (i) from banks to purchase or carry securities, commodities, commodities contracts or other investments, or

        (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value, or

        (iii) by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

    (2) Pledge its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction (1) above; for the purpose of this restriction the deposit of cash, cash equivalents, portfolio securities or other assets in a segregated account with the Fund's custodian in connection with any of the Fund's investment transactions is not considered to be a pledge.

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

    (4) Make short sales of securities, unless at all times when a short sale position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

    (5) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; this restriction will not apply during periods when management of the Fund anticipates significant economic, political or financial instability.

    (6) Purchase securities issued by any other investment company, except in connection with a merger, consolidation, acquisition of assets or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities.

    (7) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than / of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than / of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value).

    (8) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security.

    (9) Make loans to other persons, except by (a) the acquisition of money market instruments, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies,
(b) entering into repurchase agreements and (c) lending its portfolio securities.

    (10) Invest for the purpose of gaining control of a company's management.

    (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate or interests therein and securities of issuers (including real estate investment trusts) which invest or deal in real estate or interests therein.

    (12) Buy investment securities from or sell them to any of its officers or Trustees, its investment adviser or its principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms.

    (13) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; this restriction shall not be deemed to limit or restrict the Fund's investments in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    (14) Knowingly (i) purchase a security issued by a Venture Capital Company (a company the securities of which have no public market at the time the investment is made) or which at the time of purchase cannot be readily resold because of legal or contractual restrictions or for which at the time of purchase there is clearly no readily available market, (ii) invest in options on foreign currencies which are not traded on an exchange or board of trade or
(iii) enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, options and repurchase agreements. The following securities are not subject to this restriction -- securities which the Fund has a right to convert or exchange into a readily marketable security in which it could otherwise invest upon not less than seven days notice; securities which the Fund has the option to put to the issuer or a stand-by bank or broker and receive the principal amount of redemption price less transaction costs on not more than seven days notice; and securities (purchased by the Fund at a time when the issuer was a Venture Capital Company) of a company which has ceased to be a Venture Capital Company provided that such securities are readily marketable.

    For the purpose of investment restrictions (1), (2) and (3), the arrangements (including escrow, margin and collateral arrangements) made by the Fund with respect to its transactions in all types of options, futures contracts, options on futures contracts, forward contracts, currencies, coins, bullion, and commodities and options thereon shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (ii) a pledge of its assets, or (iii) the purchase of a security on margin.

    In connection with investment restriction (9) above, the Fund has no present intention of lending its portfolio securities. The Fund would lend its portfolio securities to increase its income only if and when the Trustees determine such activity to be appropriate, and such loans would be subject to such policies and conditions as the Trustees may impose to safeguard the Fund's assets. The Prospectus and Statement of Additional Information of the Fund will be amended to describe Fund lending policies prior to the lending of portfolio securities, except to the extent repurchase agreements may be deemed to be loans of securities.

    The Fund has adopted the following additional fundamental investment policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities:

        (A) During normal market conditions the Fund will invest at least 25% of its total assets in the natural resource group of industries, except when such percentage is reduced as a result of a decrease in value of the assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry. For the purposes of this policy, an investment by the Fund in gold or silver bullion, other precious metals, strategic metals, or gold or silver coins, or in securities issued by companies deemed by the Fund's investment adviser to be engaged in the natural resource investment sector (as from time to time described in the Fund's Prospectus), shall be considered as an investment in the natural resource group of industries.

        (B) The Fund may purchase and sell commodities and commodities contracts (including without limitation futures contracts and options on futures contracts) of all types and kinds.

    In connection with investment policy (B) above, the Fund's present intentions with respect to its investments in commodities and commodities contracts are set forth in the Fund's Prospectus and elsewhere in this Statement of Additional Information. The Fund would make other types of investments in commodities and commodities contracts only if and when the Trustees determine such activity is appropriate; any such additional investment activity will be disclosed in the Fund's Prospectus or Statement of Additional Information or in an amendment to either of them.

    The Fund has adopted the following policies which may be changed without shareholder approval. The Fund currently does not intend to purchase the securities of any one issuer (other than securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 10% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; this policy does not apply to or limit the Fund's investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions. Except for obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, the Fund will not knowingly purchase a security issued by a company (including predecessors) with less than three years operating history (unless such security is rated at least B or a comparable rating at the time of purchase by at least one nationally recognized rating service or unless such company is a regulated public utility or pipeline company) if, as a result of such purchase, more than 5% of the Fund's total assets (taken at current value) would be invested in such securities. For a description of the securities ratings, see the Appendix. The Fund will not purchase warrants if, as a result of such purchase, more than 5% of the Fund's net assets, taken at current value, would be invested in warrants and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Fund's net assets); this policy does not apply to or restrict warrants acquired by the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value. The Fund will not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            TRUSTEES AND OFFICERS

    The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of Eaton Vance Management; Eaton Vance's wholly-owned subdisiary, Boston Management and Research ("BMR"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees and officers who are "interested persons" of the Fund, Eaton Vance, BMR, EVC or EV, as defined in the Investment Company Act of 1940, by virtue of their affiliation with any one or more of the Fund, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JAMES B. HAWKES (53), PRESIDENT AND TRUSTEE*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

LANDON T. CLAY (68), VICE PRESIDENT AND TRUSTEE*
Chairman of Eaton Vance, BMR, EVC and EV, and Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR. Mr. Clay was elected a Trustee of the Fund on December 16, 1991.

DONALD R. DWIGHT (63), TRUSTEE
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (59), TRUSTEE
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
02134

NORTON H. REAMER (59), TRUSTEE
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), TRUSTEE
Director, Fiduciary Trust Company. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (64), TRUSTEE
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

THOMAS E. FAUST, JR. (36), VICE PRESIDENT*
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), SECRETARY*
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (49), TREASURER*
Vice President of Eaton Vance, BMR and EV. Officer of various other investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR. (43), ASSISTANT TREASURER*
 Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Fund on June 22, 1992.

JANET E. SANDERS (59), ASSISTANT TREASURER AND ASSISTANT SECRETARY* Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Fund. The Special Committee's functions include a continuous review of the Fund's contractual relationship with the investment adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the investment adviser's organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Fund or the investment adviser.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Fund matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance organization are paid by the Fund. During the fiscal year ended September 30, 1994, the Trustees of the Fund earned the following compensation in their capacities as Trustees from the Fund and other funds in the Eaton Vance fund complex:

                                        AGGREGATE           RETIREMENT          TOTAL COMPENSATION
                                       COMPENSATION       BENEFIT ACCRUED         FROM FUND AND
NAME                                    FROM FUND        FROM FUND COMPLEX       FUND COMPLEX<F1>
----                                   ------------      -----------------      ------------------
Donald R. Dwight ..................        $102               -- 0 --                $132,500
Samuel L. Hayes, III ..............          99               -- 0 --                 140,000
Norton H. Reamer ..................          94               -- 0 --                 132,500
John L. Thorndike .................          96               -- 0 --                 137,500
Jack L. Treynor ...................         102               -- 0 --                 137,500

<F1> The Eaton Vance fund complex consists of 201 registered investment companies or series thereof.

    Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As at December 31, 1994, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of December 31, 1994, Merrill Lynch, Pierce, Fenner & Smith, Inc., New Brunswick, NJ was the record owner of approximately 19.5% of the outstanding shares, which they held on behalf of their customers who are the beneficial owners of such shares and as to which they had voting power under certain limited circumstances. To the knowledge of the Fund, no other person beneficially owns 5% or more of its outstanding shares.

                              INVESTMENT ADVISER

    The Fund engages Eaton Vance as investment adviser pursuant to an Investment Advisory Agreement originally made on October 21, 1987 and re- executed on November 1, 1990. Eaton Vance or its affiliates acts as investment adviser to investment comanies and various individual and institutional clients with combined assets under management of approximately $15 billion. Eaton Vance is a wholly-owned subsidiary of EVC, a holding company.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. It maintains a large staff of experienced fixed-income and equity investment professionals to service the needs of its clients. The fixed-income division focuses on all kinds of taxable investment- grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    Eaton Vance manages the investments and affairs of the Fund subject to the supervision of the Fund's Board of Trustees. Eaton Vance furnishes to the Fund investment advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Fund. The Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. The Fund will also bear expenses incurred in connection with litigation in which the Fund is a party and the legal obligation the Fund may have to indemnify its officers and Trustees with respect thereto.

    The Fund pays Eaton Vance as compensation under the Investment Advisory Agreement a monthly fee based on average daily net assets as follows:

                               AVERAGE DAILY NET                                     ANNUALIZED FEE RATE        MONTHLY FEE RATE
                             ASSETS FOR THE MONTH                                     (FOR EACH LEVEL)          (FOR EACH LEVEL)
                             --------------------                                    -------------------        ----------------
Up to $500 million ............................................................            0.7500%                   1/16  of 1%
$500 million but less than $1 billion .........................................            0.6875%                  11/192 of 1%
$1 billion but less than $1.5 billion .........................................            0.6250%                   5/96  of 1%
$1.5 billion but less than $2 billion .........................................            0.5625%                   3/64  of 1%
$2 billion but less than $3 billion ...........................................            0.5000%                   1/24  of 1%
$3 billion and over ...........................................................            0.4375%                   7/192 of 1%

    As at September 30, 1994, the Fund had net assets of $13,055,315. For the fiscal year ended September 30, 1994, the Fund paid Eaton Vance advisory fees of $70,439 (equivalent to 0.75% of the Fund's average daily net assets for such period). For the fiscal year ended September 30, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $32,300 (equivalent to 0.75%, of the Fund's average daily net assets for such period). To enhance the net income of the Fund and to satisfy certain state expense limitations, Eaton Vance reduced its fee by $32,300. For the fiscal year ended September 30, 1992, Eaton Vance would have earned, absent a fee reduction, advisory fees of $29,517 (equivalent to 0.75% of the Fund's average daily net assets for such period. To enhance the net income of the Fund and to satisfy certain state expense limitations, Eaton Vance reduced its fee by $29,517 and $25,207 of additional expenses related to the operations of the Fund were allocated to Eaton Vance.

    A commitment has been made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with Eaton Vance remains in effect until February 28, 1995. It may be continued indefinitely thereafter so long as such continuance after February 28, 1995 is approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Fund or of Eaton Vance cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" in their names. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of December 31, 1994, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Clay, Hawkes and Otis who are officers or Trustees of the Fund are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Faust and O'Connor and Ms. Sanders, are officers of the Fund, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Investment Advisory Agreement and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through Authorized Firms.

    Eaton Vance owns all of the stock of Energex Corporation, which is engaged in oil and gas operations. EVC owns all of the stock of Marblehead Energy Corp. (which engages in oil and gas operations) and owns 77.3% of the stock of Investors Bank & Trust Company, custodian of the Fund, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian. Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

                                  CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily per share net asset value. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for the cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In view of the ownership of EVC in IBT, the Fund is treated as a self- custodian pursuant to Rule 17f-2 under the Investment Company Act of 1940, and the Fund's investments held by IBT as custodian are thus subject to the additional examinations by the Fund's independent certified public accountants as called for by such Rule. For the fiscal year ended September 30, 1994, the Fund paid Investors Bank & Trust Company $16,072 under these arrangements.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the Fund's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. A recent Internal Revenue Service ruling requires that sales commissions paid by the Fund pursuant to its Distribution Plan be expensed for tax purposes (rather than charged to paid-in capital as the Fund has done in the past). The Fund changed its tax accounting practice to conform to the ruling on November 16, 1994. The change will have no effect on the Fund's current yield or total return.

                            SERVICE FOR WITHDRAWAL

    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any designated amount based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal, may give rise to gain or loss for tax purposes. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Draft Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    Shares of the Fund are offered and sold at their net asset value. For a description of how the Fund values its shares, see "Valuing Fund Shares" in the Fund's current prospectus. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Washington's Birthday, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees have established the following procedures for the valuation of the Fund's assets. Marketable securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or if there were no sales at the mean between the closing bid and asked prices therefor on such exchanges or System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option contract is valued at last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. Direct placement securities and securities of venture capital companies, except as provided below, are taken at fair value as determined in good faith by or pursuant to procedures established by the Trustees. Direct placement securities and securities of former venture capital companies which are readily marketable are considered marketable securities.

    Short term debt securities are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

    Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars.

    Physical commodities, including bullion, will generally be valued at fair value based on prevailing market prices.

                      PURCHASE AND REDEMPTION OF SHARES

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and paid the Principal Underwriter $262.50 for the fiscal year ended September 30, 1994 (being $2.50 for each repurchase transaction handled by the Principal Underwriter). The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

    For information regarding the purchase of shares, see "How to Buy Fund Shares" in the Fund's current Prospectus.

    For a description of how a shareholder may have the Fund redeem his shares, see "How to Redeem Fund Shares" in the Fund's current Prospectus.

                            INVESTMENT PERFORMANCE

    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period. The Fund's average annual total return for the period from the start of business October 21, 1987 through fiscal year ended September 30, 1994 was 10.48%.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Prospectus.

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from October 21, 1987 through September 30, 1994, the five year period and for the one year period ended September 30, 1994.

                                                 VALUE OF A $1,000 INVESTMENT<F3>

                                     VALUE OF          VALUE OF
                                     INVESTMENT        INVESTMENT
                                     BEFORE            AFTER
                                     DEDUCTING         DEDUCTING
                                     THE               THE              TOTAL RETURN BEFORE DEDUCTING  TOTAL RETURN AFTER DEDUCTING
                                     CONTINGENT        CONTINGENT          THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                     DEFERRED          DEFERRED               SALES CHARGE                   SALES CHARGE<F2>
INVESTMENT  INVESTMENT   AMOUNT OF   SALES CHARGE      SALES CHARGE<F2>  ----------------------------  ----------------------------
  PERIOD      DATE      INVESTMENT   ON 9/30/94        ON 9/30/94        CUMULATIVE       ANNUALIZED    CUMULATIVE     ANNUALIZED
------------ ---------- ----------  --------------     ----------------  ----------       ----------    ----------     ----------
Life of
the Fund<F1> 10/21/87    $1,000       $1,999.25          $1,999.25         99.93%           10.48%        99.93%          10.48%
5 Years
Ended
9/30/94       9/30/89    $1,000       $1,409.12          $1,389.12         40.91%            7.10%        38.91%           6.79%
1 Year
Ended
9/30/94       9/30/93    $1,000       $1,204.72          $1,154.72         20.47%           20.47%        15.47%          15.47%

                               PERCENTAGE CHANGES 10/21/87 -- 9/30/94<F3>

                            NET ASSET VALUE TO NET ASSET VALUE BEFORE               NET ASSET VALUE TO NET ASSET VALUE AFTER
                         DEDUCTING THE CONTINGENT DEFERRED SALES CHARGE          DEDUCTING THE CONTINGENT DEFERRED SALES CHARGE
FISCAL                          WITH ALL DISTRIBUTIONS REINVESTED                      WITH ALL DISTRIBUTIONS REINVESTED
YEAR                  -----------------------------------------------------    --------------------------------------------------
ENDED                     ANNUAL           CUMULATIVE       AVERAGE ANNUAL         ANNUAL          CUMULATIVE      AVERAGE ANNUAL
-----                     ------           ----------       --------------         ------          ----------      --------------
9/30/88<F1>                 --               15.39%               --                 --              10.39%              --
9/30/89                   22.96%             41.88%             19.70%             17.96%            36.88%            17.51%
9/30/90                    0.01%             41.90%             12.62%             -4.50%            37.90%            11.53%
9/30/91                   -4.36%             35.71%              8.05%             -8.94%            32.71%             7.44%
9/30/92                    9.44%             48.53%              8.32%              4.44%            46.53%             8.03%
9/30/93                   11.73%             65.95%              8.89%              6.73%            64.95%             8.78%
9/30/94                   20.47%             99.93%             10.48%             15.47%            99.93%            10.48%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
---------

<F1> Investment operations began on October 21, 1987.
<F2> No contingent deferred sales charge is imposed on shares purchased more than six years prior to the redemption, shares acquired through the reinvestment of dividends and distributions and any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance
     Exchange  Privilege" in the Prospectus.
<F3> Some of the expenses related to the operation of the Fund for the periods up to and including September 30, 1993, were allocated to Eaton Vance, the adviser, which increased total return/yield.

    The Fund's total return may be compared to the Consumer Price Index and various domestic securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time evaluations of the Fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information about the Fund's portfolio allocation and holdings may be included in advertisements and other material furnished to present and prospective shareholders.

    The Fund's portfolio allocation on October 31, 1994 was:

                                                                  PERCENT OF
                                                                  NET ASSETS
                                                                  -----------
  Common stock                                                       92.4%
    Gold                                25.7%
    Oil & gas                           17.3
    Paper & Forest Products             17.0
    Industrial Metals                   13.0
    Industrial Minerals                 10.3
    Iron & Steel                         9.1
  Preferred Stock -- Gold                                             3.9
  Cash and Commercial Paper                                           3.7

  Total                                                             100.0%

    The Fund's 10 largest common stock holdings on October 31, 1994 were:

                                                               PERCENT OF
  COMPANY                                                      NET ASSETS
  -----                                                        ----------
  RTZ Corp. PLC ADR                                              3.7%
  Placer Dome Inc.                                               3.2
  American Barrick Resources Corp.                               3.1
  Anadarko Petroleum Corp.                                       3.0
  Firstmiss Gold, Inc.                                           3.0
  Phillips Petroleum Co.                                         2.9
  Freeport McMoRan Copper & Gold, Inc.                           2.8
  Longview Fibre                                                 2.8
  Apache Corp.                                                   2.6
  Rouge Steel Company                                            2.6

  Total                                                         29.7%

    From time to time, information, charts and illustrations relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. For example: After 10 years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation during such period were 4%, 5%, 6% and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the above inflation rates for 10 consecutive years.)

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials at the "Triple Squeeze."

                                    TAXES
FEDERAL INCOME TAXES
    See "Distributions and Taxes" in the Fund's current Prospectus.

    The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended September 30, 1994 (see Note 1B to Financial Statements).

    In order to avoid Federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax. Under current law, provided the Fund qualifies as a regulated investment company for Federal income tax purposes, the Fund is not liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund's transactions in options, futures contracts, forward contracts and certain other transactions involving foreign exchange gain or loss will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. For example, the tax treatment of many types of options, futures contracts and forward contracts entered into by the Fund will be governed by Section 1256 of the Code. Absent a tax election for "mixed straddles" (see below), each such position held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out on such day), and any resulting gain or loss, except for certain currency-related positions, will generally be treated as 60% long-term and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions. When the Fund holds an option or contract governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of the Fund not governed by Section 1256 (as might occur in some hedging transactions), this combination of positions could be a "mixed straddle" which is generally subject to special tax rules requiring deferral of losses and other adjustments in addition to being subject in part to Section 1256. The Fund may make certain tax elections for its "mixed straddles" which could alter certain effects of these rules. In order to qualify as a regulated investment company for Federal income tax purposes, the Fund must derive less than 30% of its annual gross income from the sale or other disposition of securities and certain other investments held for less than three months and will limit its activities in options, futures contracts and forward contracts to the extent necessary to comply with this requirement.

    The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers and may be able to pass such taxes through to shareholders along with foreign tax credits or deductions relating to these taxes. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Certain foreign exchange gains and losses realized by the Fund will be treated as ordinary income and losses. Certain uses of foreign currency and options, futures or forward contracts thereon and investment by the Fund in the stock of certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to avoid imposition of a tax on the Fund.

    The Fund's investments, if any, in securities issued with original issue discount (possibly including certain asset-related securities) or securities acquired at a market discount (if an election is made to include accrued market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

    The portion of distributions made by the Fund which is attributable to dividends received by the Fund from U.S. domestic corporations may qualify for the dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the dividends-received deduction may give rise to (or increase) an alternative minimum tax for corporations depending upon the shareholder's particular tax situation.

    Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) are taxable to shareholders as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within the period beginning 30 days before and ending 30 days after the date of such disposition.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through such plans should consult their tax advisers for more information.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Fund's Board of Trustees (including a majority of its Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter currently distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

                              DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid and payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid and payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    It is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to Eaton Vance) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    For the fiscal year ended September 30, 1994, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $70,406, which amount was used by the Principal Underwriter to defray sales commissions aggregating $206,788 paid during such period by the Principal Underwriter to Authorized Firms on sales of Fund shares. During such period contingent deferred sales charges aggregating approximately $35,518 were imposed on early redeeming shareholders and paid to the Principal Underwriter to partially defray such sales commissions. As at September 30, 1994, the outstanding uncovered distribution charges of the Principal Underwriter calculated under the Plan amounted to approximately $435,762 (which amount was equivalent to 3.34% of the Fund's net assets on such day). The Plan also authorizes the Fund to make payments of service fees. For the fiscal year ending September 30, 1994, the Fund made service fee payments under the Plan aggregating $7,063, of which $6,934 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

    The Plan and Distribution Agreement remain in effect until April 28, 1995 and may be continued as described under "Distribution Plan" in the Prospectus. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Fund, as required by Rule 12b-1. Under the Plan the President or a Vice President of the Fund shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan has been and will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio transactions of the Fund and of all other accounts managed by it for execution with many broker-dealer firms. Eaton Vance uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Eaton Vance will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits available from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    During the fiscal year ending September 30, 1994 the Fund paid brokerage commissions of $ $19,482, all of which was paid in respect of portfolio security transactions aggregating approximately $6,856,282 to firms which provided some research services to Eaton Vance (although many of such firms may have been selected in any particular transactions primarily because of their execution capabilities). During the fiscal years ended September 30, 1993 and 1992, the Fund paid brokerage commissions of $15,436 and $8,355, respectively.

                              OTHER INFORMATION

    The Fund, which is a Massachusetts business trust established in 1987, was originally called Eaton Vance Natural Resources Trust. The Fund changed its name to EV Marathon Gold & Natural Resources Fund on April 1, 1994.

    Eaton Vance, pursuant to the Investment Advisory Agreement, controls the use of the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes. Eaton Vance may require the Fund to cease using such words in its name if Eaton Vance or any other subsidiary or affiliate of Eaton Vance ceases to act as investment adviser of the Fund.

    The Fund's Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund, except that the Declaration of Trust may be amended by the Trustees to change the name of the Fund, to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders and to conform the Declaration of Trust to applicable federal laws or regulations. The Fund may be terminated (i) upon the merger or consolidation with or sale of the Fund's assets to another company, if approved by the holders of two-thirds of the outstanding shares of the Fund, except that if the Trustees recommend such transaction, the approval by vote of the holders of a majority of the outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by a majority of the Trustees or by the holders of a majority of the Fund's outstanding shares. If not so terminated, the Fund may continue indefinitely.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Fund provide that no natural person shall serve as a Trustee of the Fund after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from that office either by a declaration in writing signed by such holders and filed with the custodian of the assets of the Fund or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Fund holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Fund's by-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The right to redeem can be suspended and the payment of the redemption price deferred when the New York Stock Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Securities and Exchange Commission which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors.

                                   APPENDIX

                        FIXED-INCOME SECURITY RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:
INVESTMENT GRADE

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a Standard & Poor's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

--------------------------------------------------------------------------
                           EV MARATHON GOLD & NATURAL
                                RESOURCES FUND
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 1995
                                  (UNAUDITED)
--------------------------------------------------------------------------
                             COMMON STOCKS - 96.1%
--------------------------------------------------------------------------
NAME OF COMPANY                                   SHARES       VALUE
--------------------------------------------------------------------------
GOLD & PRECIOUS METALS - 24.3%
Ashanti Goldfields Ltd. GDR                       12,000       $   292,500
Battle Mountain Gold Co.                          24,000           288,000
Barrick Gold Corp.+                               17,000           425,000
Dayton Mining Corp.+                              55,000           160,754
Firstmiss Gold, Inc.*                             40,000           400,000
Hecla Mining Co.                                  25,000           287,500
Newmont Mining Corp.                               6,237           266,631
Placer Dome, Inc.+                                19,000           463,125
Santa Fe Pacific Gold Corp.                       33,000           416,625
TVX Gold, Inc.*+                                  45,000           298,125
                                                               -----------
                                                               $ 3,298,260
                                                               -----------
INDUSTRIAL METALS - 17.4%
Aluminum Co. of America                            2,600       $   107,575
ASARCO Inc.                                       10,000           263,750
Commonwealth Aluminum Corp.                       12,000           168,000
Cyprus Amax Minerals Co.                          12,500           354,688
Freeport McMoRan Copper & Gold                    16,300           356,562
Inco Limited+                                      5,600           156,100
Phelps Dodge Corp.                                 4,700           267,312
Reynolds Metals Co.                                5,000           246,250
RTZ Corp. PLC ADR+                                 8,424           438,048
                                                               -----------
                                                               $ 2,358,285
                                                               -----------
INDUSTRIAL MINERALS - 6.1%
Minerals Technologies, Inc.                       10,500       $   338,625
National Gypsum Co.                                4,500           226,125
Potash Corp. of Saskatchewan+                      6,000           267,000
                                                               -----------
                                                               $   831,750
                                                               -----------
IRON & STEEL - 6.9%
Geneva Steel Company Class A                      15,000       $   178,125
J & L Specialty Steel, Inc.*                      16,000           318,000
Lukens Inc.                                        4,000           122,000
Rouge Steel Company Class A                       13,000           318,500
                                                               -----------
                                                               $   936,625
                                                               -----------
OIL & GAS - 27.4%
Amerada Hess Corp.                                 2,000       $    98,750
Anadarko Petroleum Corp.                           8,000           350,000
Apache Corp.                                      12,000           327,000
Arakis Energy Corp.*+                             35,000           251,563
Burlington Resources, Inc.                         3,000           122,250
Cabot Oil & Gas Corp.                             13,000           203,125
Mobil Corp.                                        1,500           138,937

--------------------------------------------------------------------------
                       COMMON STOCKS (Continued)
--------------------------------------------------------------------------
NAME OF COMPANY                                   SHARES       VALUE
--------------------------------------------------------------------------
OIL & GAS (Continued)
Noble Affiliates, Inc.                            15,000       $   410,625
Phillips Petroleum Co.                            10,100           369,913
Plains Resources, Inc.                            17,000           131,750
Royal Dutch Petroleum PLC ADR                      1,800           216,000
Triton Energy Corp.                               14,000           535,500
Unocal Corp.                                       8,500           244,375
Western Co. of North America                      15,000           315,000
                                                               -----------
                                                               $ 3,714,788
                                                               -----------
PAPER & FOREST PRODUCTS - 14.0%
International Paper Co.                            1,300       $    97,663
Jefferson Smurfit Corp.                           20,000           322,500
Mead Corporation                                   3,300           176,963
Pacific Forest Products*+                         10,000            86,437
Rayonier Inc.*                                     5,000           155,625
Temple Inland Inc.                                 6,500           291,687
Timberwest Forest Ltd.*+                          18,000           170,022
Weyerhaeuser Co.                                   6,100           237,138
Willamette Inds Inc.                               6,600           359,700
                                                               -----------
                                                               $ 1,897,735
                                                               -----------
    TOTAL COMMON STOCKS
      (Identified cost, $11,377,090)                           $13,037,443

--------------------------------------------------------------------------
                        PREFERRED STOCKS - 3.6%
--------------------------------------------------------------------------
Amax Gold, Inc., Conv. Pfd.                           5,000    $   245,000
Freeport McMoRan Copper & Gold, Inc. Var. Pfd.        7,000        241,500
                                                               -----------
TOTAL PREFERRED STOCKS
  (Identified cost, $528,670)                                  $   486,500
                                                               -----------
TOTAL INVESTMENTS
  (Identified cost, $11,905,760)                               $13,523,943
OTHER ASSETS, LESS LIABILITIES - 0.3%                               45,625
                                                               -----------
NET ASSETS - 100%                                              $13,569,568
                                                               ===========
*Non-income producing security.
+Foreign Security.


See notes to financial statements

                   EV MARATHON GOLD & NATURAL RESOURCES FUND
                              FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                           March 31, 1995 (Unaudited)

--------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (identified cost,
    $11,905,760)                                                  $13,523,943
  Cash                                                                    705
  Receivable for investments sold                                     122,276
  Receivable for Trust shares sold                                     76,608
  Dividends receivable                                                 14,547
                                                                  -----------
      Total assets                                                $13,738,079
LIABILITIES:
  Due to bank                                          $ 14,000
  Payable for Trust shares redeemed                     149,105
  Payable to affiliates --
    Custodian fee                                           100
    Trustees' fees                                           45
  Accrued expenses                                        5,261
                                                       --------
      Total liabilities                                               168,511
                                                                  -----------
NET ASSETS for 936,209 shares of beneficial interest
  outstanding                                                     $13,569,568
                                                                  ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $11,964,658
  Accumulated net realized gain on investment
    transactions                                                        1,963
  Net investment loss                                                 (15,236)
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                   1,618,183
                                                                  -----------
      Total                                                       $13,569,568
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE (NOTE 6)
 PER SHARE ($13,569,568 / 936,209 shares of beneficial interest)    $14.49
                                                                    ======

See notes to financial statements

                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (less withholding taxes of $2,270)                     $ 107,694
    Interest                                                            13,144
                                                                     ---------
      Total income                                                   $ 120,838
  Expenses --
    Investment adviser fee (Note 4)                      $  48,165
    Compensation of Trustees not members of the
      Investment Adviser's organization                         81
    Custodian fee (Note 4)                                   4,171
    Distribution fees (Note 5)                              54,062
    Registration costs                                      10,643
    Printing and postage                                     8,002
    Legal and accounting services                           12,505
    Transfer and dividend disbursing agent fees              6,568
    Miscellaneous                                            4,129
                                                         ---------
      Total expenses                                                   148,326
                                                                     ---------
        Net investment loss                                          $ (27,488)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments, computed on the
    basis of identified cost                             $  63,188
  Decrease in unrealized appreciation of investments      (375,066)
                                                         ---------
        Net realized and unrealized loss on
          investments                                                 (311,878)
                                                                     ---------
          Net decrease in net assets from operations                 $(339,366)
                                                                     =========
See notes to financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                  MARCH 31, 1995   SEPTEMBER 30,
                                                    (UNAUDITED)        1994
                                                  --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment loss                             $   (27,488)    $   (89,807)
    Net realized gain (loss) on investments              63,188         (61,225)
    Increase (decrease) in unrealized appreciation
      of investments                                   (375,066)      1,765,546
                                                    -----------     -----------
      Net increase (decrease) in net assets from
        operations                                  $  (339,366)    $ 1,614,514
                                                    -----------     -----------
  Distributions to shareholders from (Note 2) --
    In excess of net investment income              $     --        $   (10,924)
    In excess of net realized gain on investment
      transactions                                        --           (508,281)
                                                    -----------     -----------
        Total                                       $     --        $  (519,205)
                                                    -----------     -----------

  Transactions in shares of beneficial interest
    (exclusive of amounts allocated to
    net investment income) (Note 3) --
    Proceeds from sales of shares                   $ 2,502,217     $10,163,553
    Net asset value of shares issued to
      shareholder in payment of distributions
      declared                                            --            378,380
    Cost of shares redeemed                          (1,648,598)     (4,374,063)
                                                    -----------     -----------
      Increase in net assets from Trust share
        transactions                                $   853,619     $ 6,167,870
                                                    -----------     -----------
      Net increase in net assets                    $   514,253     $ 7,263,179
NET ASSETS:
  At beginning of year                               13,055,315       5,792,136
                                                    -----------     -----------

  At end of year                                    $13,569,568     $13,055,315
                                                    ===========     ===========

See notes to financial statements

                             FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 1995    -------------------------------------------------------------------
                                              (UNAUDITED)       1994            1993          1992           1991           1990
                                              -----------      -------        -------        -------        -------        -------
NET ASSET VALUE, beginning of year              $14.890        $13.240        $11.850        $11.140        $12.140        $13.460
                                                -------        -------        -------        -------        -------        -------
INCOME FROM OPERATIONS:
  Net investment income (loss)                  $(0.016)       $(0.050)       $(0.090)       $(0.083)       $ 0.020        $ 0.069
  Net realized and unrealized gain (loss)
    on investments                               (0.384)         2.650          1.480          1.103         (0.570)        (0.009)
                                                -------        -------        -------        -------        -------        -------
      Total income from investment operations   $(0.400)       $ 2.600        $ 1.390        $ 1.020        $(0.550)       $ 0.060
                                                -------        -------        -------        -------        -------        -------
LESS DISTRIBUTIONS FROM:
  Net investment income                         $  --          $  --          $  --          $  --          $(0.020)       $(0.069)
  Net realized gain on investments                 --             --             --           (0.060)        (0.320)        (1.220)
  Paid-in capital                                  --             --             --           (0.250)        (0.110)        (0.091)
  In excess of net investment income               --           (0.020)          --             --             --             --
  In excess of realized gain on investment         --           (0.930)          --             --             --             --
                                                -------        -------        -------        -------        -------        -------
      Total distributions                       $  --          $(0.950)       $  --          $(0.310)       $(0.450)       $(1.380)
                                                -------        -------        -------        -------        -------        -------
NET ASSET VALUE, end of year                    $14.490        $14.890        $13.240        $11.850        $11.140        $12.140
                                                =======        =======        =======        =======        =======        =======
TOTAL RETURN                                      (2.69)%        20.47%         11.73%          9.44%         (4.36)%         0.01%
RATIOS/SUPPLEMENTAL DATA:<F1>
  Net assets, end of year (000's omitted)       $13,570        $13,055        $ 5,792        $ 3,775        $ 4,042         $4,391
  Ratio of net expenses to average net assets      2.31%<F2>      2.64%          3.15%         3.26%           3.29%          2.50%
  Ratio of net investment income (loss) to
    average net assets                           (0.43)%<F2>    (0.96)%        (0.92)%       (0.67)%          0.17%          0.33%
PORTFOLIO TURNOVER                                   13%            17%            57%           32%            27%            35%

<F1> For the four years ended September 30, 1993, the operating  expenses of the
     Trust reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:


NET INVESTMENT INCOME (LOSS) PER SHARE                                        $(0.210)       $(0.240)       $(0.110)       $(0.300)
                                                                              =======        =======        =======        =======
RATIOS (As a percentage of average net assets):
  Expenses                                                                       3.90%          5.23%          4.42%          5.23%
  Net investment income (loss)                                                 (1.67)%        (2.06)%        (0.96)%        (2.40)%

<F2> Annualized

See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES
The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments, other than fixed income securities, listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices. Unlisted securities or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.Options are valued at the last quoted sale price on the exchange or board of trade on which they are primarily traded or, in the absence of a sale, the mean between the last bid and asked price. Futures positions on investments or currencies are generally valued at closing settlement prices. Short-term obligations are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are appraised at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

B. FEDERAL TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1994, the Trust, for federal income tax purposes, had a capital loss carryover of $61,225 which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on September 30, 2002.

C. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of Trust shares and other distribution costs are charged to operations. For tax purposes, commissions paid were charged to paid-in capital prior to November 16, 1994 and subsequently charged to operations. The change in the tax accounting practice was prompted by a recent Internal Revenue Service ruling and has no effect on either the Trust's current yield or total return (Note 5).

D. OTHER -- Investment security transactions are accounted for on a trade date basis. Dividend income, distributions to shareholders and shares issued to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

E. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to March 31, 1995 and for the six-month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for fair presentation of the financial statements.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Trust to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Trust, less its expenses (other than sales commissions incurred in the sale of Trust shares, which commissions are charged to the Trust's paid-in capital for tax purposes), and (B) at least one distribution annually of substantially all of the capital gains realized by the Trust, if any. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in overdistributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in Trust shares were as follows:
                                                SIX MONTHS
                                                   ENDED            YEAR ENDED
                                               MARCH 31, 1995      SEPTEMBER 30,
                                                (UNAUDITED)            1994
                                               --------------      -------------
  Sales                                            181,002             731,556
  Issued to shareholders electing to receive
    payment of distribution in Trust shares           --                28,365
  Redemptions                                     (121,675)           (320,555)
                                                  --------            --------
      Net increase                                  59,327             439,366
                                                  ========            ========

--------------------------------------------------------------------------------

(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Trust's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the six months ended March 31, 1995, the effective annual rate, based on average daily net assets, was 0.75%.

  Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations (See Note 5).

  Trustees of the Portfolio that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 1995, no significant amounts have been deferred.

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Trust to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of
0.75% of the Trust's daily net assets, for providing ongoing distribution services and facilities to the Trust. The Trust will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Trust for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Trust and, accordingly, reduces the Trust's net assets. The Trust accrued $48,056 as payable to EVD for the year ended March 31, 1995, representing 0.75% (annualized) of daily average net assets. At March 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $457,581.

  In addition, the Plan authorizes the Trust to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Trust to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Trust's average daily net assets based on the value of Trust shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Trust to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Provision for service fees payments amounted to $6,006 for the year ended March 31, 1995.

  Certain officers and Trustees of the Trust are officers or directors of EVD.

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Trust shares made within six years of purchase. Generally, the CDSC is based upon the lower of net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvesetment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase (6% and 5%, respectively for shares acquired prior to August 1, 1994), declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Trust's Distribution Plan. If no Uncovered Distribution Charges exist, the CDSC will be credited to operations. EVD received approximately $24,176 of CDSC paid by shareholders for the six months ended March 31, 1995.

--------------------------------------------------------------------------------

(7) LINE OF CREDIT
The Trust participates with other funds managed by EVM in a $120 million unsecured line of credit aggrement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Trust solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the period.

--------------------------------------------------------------------------------

(8) PURCHASES AND SALES OF INVESTMENTS
Purchases  and  sales  of  investments,   other  than  short-term   obligations,
aggregated $3,009,253 and $1,571,699, respectively.

--------------------------------------------------------------------------------

(9) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investment securities owned at March 31, 1995, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                         $11,905,760
                                                             ===========
      Gross unrealized appreciation                          $ 2,063,458
      Gross unrealized depreciation                              445,275
                                                             -----------
          Net unrealized appreciation                        $ 1,618,183
                                                             ===========

                EV MARATHON GOLD & NATURAL RESOURCES FUND
                         PORTFOLIO OF INVESTMENTS
                            SEPTEMBER 30, 1994

                                                   SHARES               VALUE
                             COMMON STOCKS -- 90.8%
GOLD & PRECIOUS METALS -- 24.6%
American Barrick Resources Corp.                   17,000            $   452,625
Ashanti Goldfields Ltd. GDR                        12,000                232,500
Battle Mountain Gold Co.                           24,000                306,000
Cambior Inc.                                       17,000                269,875
Dayton Mining Corp.*#                              55,000                192,715
Firstmiss Gold, Inc.*                              40,000                325,000
Hecla Mining Co.*                                  25,000                331,250
Newmont Mining Corp.                                6,237                280,665
Placer Dome, Inc.                                  19,000                477,375
TVX Gold, Inc.*                                    45,000                348,750
                                                                     $ 3,216,755
INDUSTRIAL METALS -- 16.3%
Aluminum Co. of America                             1,300            $   110,175
Cyprus Amax Minerals Co.                           12,500                390,625
Freeport McMoRan Copper & Gold                     16,300                407,500
Inco Limited                                        5,600                168,700
Phelps Dodge Corp.                                  4,700                291,988
Reynolds Metals Co.                                 5,000                283,125
RTZ Corp. PLC ADR                                   8,424                481,221
                                                                     $ 2,133,334
INDUSTRIAL MINERALS -- 8.4%
Minerals Technologies, Inc.                        10,500            $   311,062
National Gypsum Co.                                 8,500                323,000
Potash Corp. of Saskatchewan                        6,000                245,250
Vulcan Materials, Inc.                              4,000                215,500
                                                                     $ 1,094,812
IRON & STEEL -- 7.0%
J & L Specialty Steel, Inc.                        16,000            $   304,000
Lukens Inc.                                         4,000                140,000
Rouge Steel Company Class A                         9,000                264,375
WHX Corp.                                          12,000                205,500
                                                                     $   913,875
OIL & GAS -- 16.1%
Amerada Hess Corp.                                  2,000            $    93,000
Amoco Corp.                                         2,000                118,500
Anadarko Petroleum Corp.                            8,000                358,000
Apache Corp.                                       12,000                303,000
Arakis Energy Corp.*                               35,000                214,375
Burlington Resources, Inc.                          3,000                112,500
Mobil Corp.                                         1,500                118,687
Phillips Petroleum Co.                             10,100                345,925
Royal Dutch Petroleum PLC ADR                       1,800                193,275
Unocal Corp.                                        8,500                240,125
                                                                     $ 2,097,387
PAPER & FOREST PRODUCTS -- 18.4%
International Paper Co.                             1,300            $   102,050
Longview Fibre Co.                                 22,000                401,500
Mead Corporation                                    3,300                171,600
Pacific Forest Products*#                          10,000                 93,190
Rayonier Inc.                                      10,000                322,500
Scott Paper Co.                                     3,000                183,375
Temple Inland Inc.                                  6,500                359,125
Timberwest Forest Ltd.*#                           18,000                157,676
Weyerhaeuser Co.                                    6,100                272,213
Willamette Industries, Inc.                         6,600                338,250
                                                                     $ 2,401,479
TOTAL COMMON STOCKS
 (identified cost, $9,876,348)                                       $11,857,642

                            PREFERRED STOCKS -- 4.1%
Amax Gold Inc., Conv. Pfd.                          5,000            $   278,125
Freeport McMoRan Copper & Gold, Inc. Var.
Pfd.                                                7,000                262,500
TOTAL PREFERRED STOCKS
 (identified cost, $528,670)                                         $   540,625

                         SHORT-TERM OBLIGATIONS -- 8.4%


                                                  PRINCIPAL
                                                   AMOUNT
                                                (000 OMITTED)

CXC Inc., 5.05s, 10/3/94                            $500             $   499,860
Heller Financial, Inc. 4.9s, 10/5/94                 600                 599,673
TOTAL SHORT-TERM OBLIGATIONS,
AT AMORTIZED COST                                                    $ 1,099,533
TOTAL INVESTMENTS
 (identified cost, $11,504,551)                                      $13,497,800
OTHER ASSETS, LESS LIABILITIES -- (3.3%)                                (442,485)
NET ASSETS -- 100.0%                                                 $13,055,315

* Non-income producing security.
# Foreign Security

                     See notes to financial statements

                           FINANCIAL STATEMENTS

                    STATEMENT OF ASSETS AND LIABILITIES

                            September 30, 1994

ASSETS:
  Investments, at value (Note 1A) (identified cost,
   $11,504,551)                                                      $13,497,800
  Cash                                                                   157,725
  Receivable for investments sold                                        162,505
  Receivable for Trust shares sold                                       196,731
  Dividends receivable                                                    10,166
    Total assets                                                     $14,024,927
LIABILITIES:
  Payable for investment purchased                       $938,832
  Payable for Trust shares redeemed                        26,229
  Payable to affiliates --
   Custodian fee                                              645
   Trustees' fees                                              45
  Accrued expenses                                          3,861
    Total liabilities                                                    969,612
NET ASSETS for 876,882 shares of beneficial interest
  outstanding                                                        $13,055,315
SOURCES OF NET ASSETS:
  Paid-in capital                                                    $11,123,291
  Accumulated net realized loss on investment trans-
   actions (computed on the basis of identified
   cost)                                                                 (61,225)
  Unrealized appreciation of investments (computed
   on the basis of identified cost)                                    1,993,249
    Total                                                            $13,055,315
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
  PRICE (NOTE 6) PER SHARE  ($13,055,315 / 876,882
  shares of beneficial interest)                                          $14.89

                     See notes to financial statements

                          STATEMENT OF OPERATIONS

                   For the Year Ended September 30, 1994

INVESTMENT INCOME:
  Income --
   Dividends                                                          $  146,257
   Interest                                                               10,761
     Total income                                                     $  157,018
  Expenses --
   Investment adviser fee (Note 4)                      $   70,439
   Compensation of Trustees not members of the In-
     vestment Adviser's organization                           744
   Custodian fee (Note 4)                                   16,072
   Distribution fees (Note 5)                               78,196
   Registration costs                                       25,344
   Printing and postage                                     21,288
   Legal and accounting services                            16,628
   Transfer and dividend disbursing agent fees              11,564
   Miscellaneous                                             6,550
      Total expenses                                                     246,825
       Net investment loss                                            $  (89,807)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments, computed on the
   basis of identified cost                             $  (61,225)
  Increase in unrealized appreciation of investments     1,765,546
       Net realized and unrealized gain on
          investments                                                  1,704,321
        Net increase in net assets from
           operations                                                 $1,614,514

                     See notes to financial statements

                    STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED SEPTEMBER 30,
                                                           1994          1993
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
   Net investment loss                                 $   (89,807)   $   (39,887)
   Net realized gain (loss) on investments                 (61,225)       501,513
   Increase (decrease) in unrealized appreciation
     of investments                                      1,765,546        (78,433)
    Net increase in net assets from operations         $ 1,614,514    $   383,193
  Distributions to shareholders from (Note 2) --
   In excess of net investment income                  $   (10,924)   $  --
   In excess of net realized gain on investment
     transactions                                         (508,281)       --
       Total                                           $  (519,205)   $  --
  Transactions in shares of beneficial interest (ex-
   clusive of amounts allocated to net investment
   income) (Note 3) --
   Proceeds from sales of shares                       $10,163,553    $ 3,275,450
   Net asset value of shares issued to shareholder
     in payment of distributions
     declared                                              378,380        --
   Cost of shares redeemed                              (4,374,063)    (1,641,795)
     Increase in net assets from Trust share trans-
       actions                                         $ 6,167,870    $ 1,633,655
      Net increase in net assets                       $ 7,263,179    $ 2,016,848
NET ASSETS:
  At beginning of year                                   5,792,136      3,775,288
  At end of year (including accumulated net invest-
   ment loss of $82,877 and $52,552, respectively)     $13,055,315    $ 5,792,136

                     See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED SEPTEMBER 30,
                                                  1994        1993       1992        1991       1990
  NET ASSET VALUE, beginning of year            $ 13.240    $11.850     $11.140    $12.140    $13.460
  INCOME FROM OPERATIONS:
   Net investment income (loss)                 $ (0.050)   $(0.090)    $(0.083)   $ 0.020    $ 0.069
   Net realized and unrealized gain (loss)
     on investments                                2.650      1.480       1.103     (0.570)    (0.009)
     Total income from investment opera-
       tions                                    $  2.600    $ 1.390     $ 1.020    $(0.550)   $ 0.060
  LESS DISTRIBUTIONS FROM:
   Net investment income                        $  --       $  --         --       $(0.020)   $(0.069)
   Net realized gain on investments                --         --         (0.060)    (0.320)    (1.220)
   Paid-in capital                                 --         --         (0.250)    (0.110)    (0.091)
   In excess of net investment income             (0.020)     --          --         --         --
   In excess of realized gain on investment       (0.930)     --          --         --         --
     Total distributions                        $ (0.950)   $  --       $(0.310)   $(0.450)   $(1.380)
  NET ASSET VALUE, end of year                  $ 14.890    $13.240     $11.850    $11.140    $12.140
  TOTAL RETURN                                     20.47%     11.73%       9.44%     (4.36)%     0.01%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year (000 omitted)          $13,055     $5,792      $3,775     $4,042     $4,391
  Ratio of net expenses to average net as-
   sets                                             2.64%      3.15%       3.26%      3.29%      2.50%
  Ratio of net investment income (loss) to
   average net assets                              (0.96)%    (0.92)%     (0.67)%     0.17%      0.33%
PORTFOLIO TURNOVER                                    17%        57%         32%        27%        35%

* For the four years ended September 30, 1993, the operating expenses of the Trust reflect a reduction of the investment adviser fee, an allocation of ex-penses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE                      $(0.210)    $(0.240)   $(0.110)   $(0.300)
RATIOS (As a percentage of average net as-
  sets):
  Expenses                                                     3.90%       4.65%      4.42%      5.23%
  Net investment income (loss)                                (1.67)%     (2.06)%    (0.96)%    (2.40)%

                     See notes to financial statements

                       NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

The Trust is an entity of the type commonly known as a Massachusetts busi-ness trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments, other than fixed income securi-ties, listed on securities exchanges or in the NASDAQ National Market Sys-tem are valued at closing sale prices. Unlisted securities or listed secu-rities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Options are valued at the last quoted sale price on the exchange or board of trade on which they are primarily traded or, in the absence of a sale, the mean between the last bid and asked price. Futures positions on investments or currencies are generally valued at closing settlement prices. Short-term obligations are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are appraised at fair value as determined in good faith by or pursuant to pro-cedures established by the Trustees.

B. FEDERAL TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income, includ-ing any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1994, the Trust, for federal income tax purposes, had a capital loss carryover of $61,225 which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribu-tions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on September 30, 2002.

C. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of Trust shares and other distribution costs are charged to operations. For tax purposes, commissions paid are charged to paid-in capital (See
Note 5).

D. EQUALIZATION -- Prior to October 1, 1993, the Trust followed the ac-counting practice known as equalization by which a portion of the proceeds from the sales and costs of redemptions of Trust shares was allocated to undistributed net investment income. As of October 1, 1993, the Trust dis-continued the use of equalization. This change had no effect on the Trust's net asset, net asset value per share, or its net increase or (de-crease) in net assets from operations. Discontinuing the use of equaliza-tion will result in a simpler and more meaningful financial statement pre-sentation.

E. OTHER -- Investment security transactions are accounted for on a trade date basis. Dividend income, distributions to shareholders and shares is-sued to shareholders electing to receive distributions in shares are re-corded on the ex-dividend date.

(2) DISTRIBUTIONS TO SHAREHOLDERS

It is the present policy of the Trust to make (A) at least one distribu-tion annually (normally in December) of substantially all of the invest-ment income earned by the Trust, less its expenses (other than sales com-missions incurred in the sale of Trust shares, which commissions are charged to the Trust's paid-in capital for tax purposes), and (B) at least one distribution annually of substantially all of the capital gains real-ized by the Trust, if any. Distributions are paid in the form of addi-tional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles re-quire that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differ-ences in the recognition or classification of income between the financial statements and tax earnings and profits which result in overdistributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Perma-nent differences between book and tax accounting relating to distributions are reclassified to paid in capital. During the year ended September 30, 1994, $70,406 was reclassified from accumulated loss to paid in capital due to the fact such losses would never be utilized for tax purposes. In addition, $82,877 was reclassified from accumulated investment loss and $52,635 from realized loss to paid in capital for the same reason.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                       YEAR ENDED SEPTEMBER 30,
                                                         1994            1993
Sales                                                   731,556         250,369
Issued to shareholders electing to receive pay-
ment of
 distributions in Trust shares                           28,365           --
Redemptions                                            (320,555)       (131,463)
   Net increase                                         439,366         118,906

(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Trust's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended September 30, 1994, the effective annual rate, based on average daily net assets, was 0.75%.

Except as to Trustees of the Trust who are not members of EVM's organiza-tion, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations (See Note 5).

(5) DISTRIBUTION PLAN

The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Trust to pay the Principal Underwriter, Eaton Vance Distributors, Inc.
(EVD) amounts equal to 1/365 of 0.75% of the Trust's daily net assets, for providing ongoing distribution services and facilities to the Trust. The Trust will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Trust for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts there-tofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Trust and, accordingly, reduces the Trust's net assets. The Trust accrued $70,406 as payable to EVD for the year ended September 30, 1994, representing 0.75% (annualized) of daily average net assets. At September 30, 1994, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $435,762.

In addition, the Plan authorizes the Trust to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by au-thorizing the Trust to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Trust's average daily net assets based on the value of Trust shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal ser-vices and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Trust to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Provision for service fees payments amounted to $7,790 for the year ended September 30, 1994.

Certain officers and Trustees of the Trust are officers or directors of EVD.

(6) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Trust shares made within six years of purchase. Generally, the CDSC is based upon the lower of net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of divi-dends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase (6% and 5%, respectively for shares acquired prior to August 1, 1994), declining one percentage point each year. No CDSC is lev-ied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Trust's Distribution Plan. If no Uncovered Distribution Charges exist, the CDSC will be credited to operations. EVD received approximately $35,518 of CDSC paid by shareholders for the year ended September 30, 1994.

(7) LINE OF CREDIT

The Trust participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit con-sists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Trust solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. In-terest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable ad-justed certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the period.

(8) PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, other than short- term obligations, aggregated $6,829,517 and $1,505,768, respectively.

(9) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the invest-ment securities owned at September 31, 1994, as computed on a federal in-come tax basis, are as follows:

Aggregate cost                                                    $11,504,551

Gross unrealized appreciation                                     $ 2,114,469
Gross unrealized depreciation                                         121,220
   Net unrealized appreciation                                    $ 1,993,249

                       INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
EV Marathon Gold and Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities, in-cluding the portfolio of investments, of EV Marathon Gold and Natural Re-sources Fund (formerly Eaton Vance Natural Resources Trust) as of Septem-ber 30, 1994, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1994 and 1993, and the financial highlights for each of the years in the five- year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and fi-nancial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994, by correspondence with the custo-dian and brokers; where replies were not received from brokers, we per-formed other auditing procedures. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We be-lieve that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Gold and Natural Resources Fund at September 30, 1994, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 2, 1994

INVESTMENT ADVISER
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




EV MARATHON GOLD &
NATURAL RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110




[LOGO]
EV MARATHON GOLD &
NATURAL RESOURCES
FUND


STATEMENT OF
ADDITIONAL
INFORMATION

FEBRUARY 1, 1995


NRSAI

                              OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

        INCLUDED IN PART A:


          For EV Marathon Gold & Natural Resources Fund:

            Financial Highlights for the six months ended March 31, 1995
              (Unaudited) and for the five years ended September 30, 1994

        INCLUDED IN PART B:

          FOR EV MARATHON GOLD & NATURAL RESOURCES FUND:

          Financial Statements for EV Marathon Gold & Natural Resources Fund:
            Portfolio of Investments as of March 31, 1995 (Unaudited)
            Statement of Assets and Liabilities as of March 31, 1995 (Unaudited) Statement of Operations for the six months ended March 31, 1995
              (Unaudited)
            Statement of Changes in Net Assets for the six months ended March
              31, 1995 (Unaudited)
            Financial Highlights for the six months ended March 31, 1995
              (Unaudited) and for the five years ended September 30, 1994
            Notes to Financial Statements (Unaudited)
            Portfolio of Investments as of September 30, 1994
            Statement of Assets and Liabilities as of September 30, 1994 Statement of Operations for the year ended, September 30, 1994 Statements of Changes in Net Assets for the year ended, September
              30, 1994, and for the year ended September 30, 1993
            Financial Highlights for the five years ended September 30, 1994 Notes to Financial Statements
            Independent Auditors' Report

  (B) EXHIBITS:

            (1)(a)  Declaration of Trust dated May 25, 1989.  Filed herewith.
               (b)  Amendment to the Declaration of Trust     Filed herewith.
                    dated August 18, 1992.

               (c)  Amendment and Restatement of              Filed herewith.
                    Establishment and Designation of Series
                    of Shares dated June 19, 1995.

               (d)  Form of Amendment and Restatement of      Filed as Exhibit (1)(h) to Post-Effective
                    Establishment and Designation of Series   Amendment No. 57 and incorporated herein by
                    of Shares.                                reference.

            (2)(a)  By-Laws                                   Filed herewith.

               (b)  Amendment to By-Laws dated December 13,   Filed herewith.
                    1993.

            (3)     Not applicable

            (4)     Not applicable

            (5)(a)  Investment Advisory Agreement with Eaton  Filed herewith.
                    Vance Management for EV Marathon Gold &
                    Natural Resources Fund dated August 15,
                    1995.

               (b)  Management Contract with Eaton Vance      Filed herewith.
                    Management for Eaton Vance Greater China
                    Growth Fund.

               (c)  Management Contract with Eaton Vance      Filed herewith.
                    Management for EV Marathon Greater China
                    Growth Fund dated June 7, 1993.

               (d)  Management Contract with Eaton Vance      Filed herewith.
                    Management for EV Classic Greater China
                    Growth Fund dated December 17, 1993.

               (e)  Form of Management Contract with Eaton    Filed as Exhibit (5)(e) to Post-Effective
                    Vance Management for EV Marathon          Amendment No. 57 and incorporated herein by
                    Information Age Fund.                     reference.

               (f)  Form of Management Contract with Eaton    Filed as Exhibit (5)(f) to Post-Effective
                    Vance Management for EV Traditional       Amendment No. 57 and incorporated herein by
                    Information Age Fund.                     reference.

           (6)(a)(1)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. dated August 30,
                    1989.

              (a)(2)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. for Eaton Vance
                    Greater China Growth Fund.

              (a)(3)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. for EV Marathon
                    Greater China Growth Fund dated June
                    7,1993.

              (a)(4)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. for EV Classic
                    Greater China Growth Fund.

              (a)(5)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. for EV Classic Growth
                    Fund.

              (a)(6)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. for EV Marathon
                    Growth Fund.

              (a)(7)Form of Distribution Agreement with       Filed as Exhibit (6)(a)(7) to Post-Effective
                    Eaton Vance Distributors, Inc. for EV     Amendment No. 57 and incorporated herein by
                    Marathon Information Age Fund.            reference.

              (a)(8)Form of Distribution Agreement with       Filed as Exhibit (6)(a)(8) to Post-Effective
                    Eaton Vance Distributors, Inc. for EV     Amendment No. 57 and incorporated herein by
                    Traditional Information Age Fund.         reference.

              (a)(9)Distribution Agreement with Eaton Vance   Filed herewith.
                    Distributors, Inc. for EV Marathon Gold
                    & Natural Resources Fund dated August
                    15, 1995.

              (b)   Selling  Group Agreement between Eaton    Filed herewith.
                    Vance Distributors, Inc. and Authorized
                    Firms.

              (c)   Schedule of Dealer Discounts and Sales    Filed herewith.
                    Charges.

           (7)      The Securities and Exchange Commission
                    has granted the Registrant an exemptive
                    order that permits the Registrant to
                    enter into deferred compensation
                    arrangements with its indepen- dent
                    Trustees. See in the Matter of Capital
                    Exchange Fund, Inc., Release No. IC-
                    20671 (November 1, 1994).

           (8)      Custodian Agreement with Investors Bank   Filed herewith.
                    & Trust Company dated November 7, 1994.

           (9)(a)   Administrative Services Agreement with    Filed herewith.
                    Eaton Vance Management for EV
                    Traditional Growth Fund.

              (b)   Administrative Services Agreement with    Filed herewith.
                    Eaton Vance Management for EV Classic
                    Growth Fund.

              (c)   Administrative Services Agreement with    Filed herewith.
                    Eaton Vance Management for EV Marathon
                    Growth Fund.

              (d)   Transfer Agency Agreement dated June 7,   Filed herewith.
                    1989.

              (e)   Amendment to Transfer Agency Agreeement   Filed herewith.
                    dated February 1, 1993.

          (10)      Not applicable

          (11)      Consent of Independent Auditors for EV    Filed herewith.
                    Marathon Gold & Natural Resources Fund.

          (12)      Not applicable


          (13)      Not applicable

          (14)   (1)Vance, Sanders Profit Sharing Retirement  Filed as Exhibit (8)(b)(1) to Post-Effective
                    Plan for Self-Employed Persons with       Amendment No. 28 and incorporated herein by
                    Adoption Agreement and instructions.      reference.

                 (2)Eaton & Howard, Vance Sanders Defined     Filed as Exhibit (14)(2) to Post-Effective
                    Contribution Prototype Plan and Trust     Amendment No. 29 and incorporated herein by
                    with Adoption Agreements:                 reference.

                    (1) Basic Profit-Sharing Retirement
                        Plan.

                    (2) Basic Money Purchase Pension Plan.

                    (3) Thrift Plan Qualifying as Profit-
                        Shar$ing Plan.

                    (4) Thrift Plan Qualifying as Money
                        Purchase Plan.

                    (5) Integrated Profit-Sharing Retirement
                        Plan.

                    (6) Integrated Money Purchase Pension
                        Plan.

                 (3)Individual Retirement Custodian Account   Filed as Exhibit 18 to Post-Effective Amendment
                    (Form 5305A) and Instructions.            No. 24 on Form S-5, File #2-22019  and
                                                              incorporated herein by reference.


          (15)(a)   Service Plan dated July 7, 1993 pursuant  Filed herewith.
                    to Rule 12b-1 under the Investment
                    Company Act of 1940 for EV Traditional
                    Growth Fund.

              (b)   Distribution Plan pursuant to Rule 12b-1  Filed herewith.
                    under the Investment Company Act of 1940 for Eaton Vance Greater China Growth
                    Fund.

              (c)   Distribution Plan pursuant to Rule 12b-1  Filed herewith.
                    under the Investment Company Act of 1940 for EV Marathon Greater China Growth
                    Fund dated June 7, 1993.

              (d)   Distribution Plan pursuant to Rule 12b-1  Filed herewith.
                    under the Investment Company Act of 1940 for EV Classic Greater China Growth
                    Fund.

              (e)   Distribution Plan for EV Classic Growth   Filed herewith.
                    Fund pursuant to Rule 12b-1 under the
                    Investment Company Act of 1940.

              (f)   Distribution Plan for EV Marathon Growth  Filed herewith.
                    Fund pursuant to Rule 12b-1 under the
                    Investment Company Act of 1940.

              (g)   Form of Distribution Plan for Eaton       Filed as Exhibit (15)(g) to Post-Effective
                    Vance Growth Trust pursuant to Rule       Amendment No. 57 and incorporated herein by
                    12b-1 under the Investment Company Act    reference.
                    of 1940, as amended, on behalf of EV
                    Marathon Information Age Fund.

              (h)   Form of Distribution Plan for Eaton       Filed as Exhibit (15)(g) to Post-Effective
                    Vance Growth Trust pursuant to Rule       Amendment No. 57 and incorporated herein by
                    12b-1 under the Investment Company Act    reference.
                    of 1940, as amended, on behalf of EV
                    Traditional Information Age Fund.

              (i)   Distribution Plan for Eaton Vance Growth  Filed herewith.
                    Trust pursuant to Rule 12b-1 under the
                    Investment Company Act of 1940, as
                    amended, on behalf of EV Marathon Gold &
                    Natural Resources Fund dated June 19,
                    1995.

          (16)      Schedule for Computation of Performance   Filed herewith.
                    Quotations.

          (17)(a)   Power of Attorney dated August 7, 1995    Filed herewith.
                    for Eaton Vance Growth Trust.

              (b)   Power of Attorney dated March 30, 1993    Filed herewith.
                    for Greater China Growth Portfolio.

              (c)   Power of Attorney dated August 7, 1995    Filed herewith
                    for Growth Portfolio.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable




ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                            (2)
                                                      NUMBER OF RECORD
            (1)                                        HOLDERS AS OF
       TITLE OF CLASS                                  JULY 31, 1995
       --------------                                 ----------------
 Shares of beneficial interest without par value
  EV Traditional Growth Fund                                11,251
  EV Marathon Growth Fund                                      120
  EV Classic Growth Fund                                        13
  EV Traditional Greater China Growth Fund                  20,719
  EV Marathon Greater China Growth Fund                     29,214
  EV Classic Greater China Growth Fund                       1,270
  EV Marathon Gold & Natural Resources Fund                    938


ITEM 27.  INDEMNIFICATION

    No change from the information set forth in Item 27 of Form N-1A, filed as Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, which information is incorporated herein by reference.

    Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITER

    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:


EV Classic Alabama Tax Free Fund                        EV Classic Florida Limited Maturity
EV Classic Arizona Tax Free Fund                          Tax Free Fund
EV Classic Arkansas Tax Free Fund                       EV Classic Florida Tax Free Fund
EV Classic California Limited Maturity                  EV Classic Georgia Tax Free Fund
  Tax Free Fund                                         EV Classic Government Obligations Fund
EV Classic California Municipals Fund                   EV Classic Greater China Growth Fund
EV Classic Colorado Tax Free Fund                       EV Classic Growth Fund
EV Classic Connecticut Limited Maturity                 EV Classic Hawaii Tax Free Fund
  Tax Free Fund                                         EV Classic High Income Fund
EV Classic Connecticut Tax Free Fund                    EV Classic Investors Fund
EV Classic Florida Insured Tax Free Fund                EV Classic Kansas Tax Free Fund

EV Classic Kentucky Tax Free Fund                       EV Marathon Georgia Tax Free Fund
EV Classic Louisiana Tax Free Fund                      EV Marathon Gold & Natural Resources Fund
EV Classic Maryland Tax Free Fund                       EV Marathon Government Obligations Fund
EV Classic Massachusetts Limited Maturity               EV Marathon Greater China Growth Fund
  Tax Free Fund                                         EV Marathon Greater India Fund
EV Classic Massachusetts Tax Free Fund                  EV Marathon Growth Fund
EV Classic Michigan Limited Maturity                    EV Marathon Hawaii Tax Free Fund
  Tax Free Fund                                         EV Marathon High Income Fund
EV Classic Michigan Tax Free Fund                       EV Marathon High Yield Municipals Fund
EV Classic Minnesota Tax Free Fund                      EV Marathon Investors Fund
EV Classic Mississippi Tax Free Fund                    EV Marathon Kansas Tax Free Fund
EV Classic Missouri Tax Free Fund                       EV Marathon Kentucky Tax Free Fund
EV Classic National Limited Maturity Tax Free Fund      EV Marathon Louisiana Tax Free Fund
EV Classic National Municipals Fund                     EV Marathon Maryland Tax Free Fund
EV Classic New Jersey Limited Maturity                  EV Marathon Massachusetts Limited Maturity
  Tax Free Fund                                           Tax Free Fund
EV Classic New Jersey Tax Free Fund                     EV Marathon Massachusetts Tax Free Fund
EV Classic New York Limited Maturity                    EV Marathon Michigan Limited Maturity
  Tax Free Fund                                           Tax Free Fund
EV Classic New York Tax Free Fund                       EV Marathon Michigan Tax Free Fund
EV Classic North Carolina Tax Free Fund                 EV Marathon Minnesota Tax Free Fund
EV Classic Ohio Limited Maturity Tax Free Fund          EV Marathon Mississippi Tax Free Fund
EV Classic Ohio Tax Free Fund                           EV Marathon Missouri Tax Free Fund
EV Classic Oregon Tax Free Fund                         EV Marathon National Limited Maturity
EV Classic Pennsylvania Limited Maturity                  Tax Free Fund
  Tax Free Fund                                         EV Marathon National Municipals Fund
EV Classic Pennsylvania Tax Free Fund                   EV Marathon New Jersey Limited Maturity
EV Classic Rhode Island Tax Free Fund                     Tax Free Fund
EV Classic Strategic Income Fund                        EV Marathon New Jersey Tax Free Fund
EV Classic South Carolina Tax Free Fund                 EV Marathon New York Limited Maturity
EV Classic Special Equities Fund                          Tax Free Fund
EV Classic Senior Floating-Rate Fund                    EV Marathon New York Tax Free Fund
EV Classic Stock Fund                                   EV Marathon North Carolina Limited Maturity
EV Classic Tennessee Tax Free Fund                        Tax Free Fund
EV Classic Texas Tax Free Fund                          EV Marathon North Carolina Tax Free Fund
EV Classic Total Return Fund                            EV Marathon Ohio Limited Maturity Tax Free Fund
EV Classic Virginia Tax Free Fund                       EV Marathon Ohio Tax Free Fund
EV Classic West Virginia Tax Free Fund                  EV Marathon Oregon Tax Free Fund
EV Marathon Alabama Tax Free Fund                       EV Marathon Pennsylvania Limited Maturity
EV Marathon Arizona Limited Maturity                      Tax Free Fund
  Tax Free Fund                                         EV Marathon Pennsylvania Tax Free Fund
EV Marathon Arizona Tax Free Fund                       EV Marathon Rhode Island Tax Free Fund
EV Marathon Arkansas Tax Free Fund                      EV Marathon Strategic Income Fund
EV Marathon California Limited Maturity                 EV Marathon South Carolina Tax Free Fund
  Tax Free Fund                                         EV Marathon Special Equities Fund
EV Marathon California Municipals Fund                  EV Marathon Stock Fund
EV Marathon Colorado Tax Free Fund                      EV Marathon Tennessee Tax Free Fund
EV Marathon Connecticut Limited Maturity                EV Marathon Texas Tax Free Fund
  Tax Free Fund                                         EV Marathon Total Return Fund
EV Marathon Connecticut Tax Free Fund                   EV Marathon Virginia Limited Maturity
EV Marathon Emerging Markets Fund                         Tax Free  Fund
Eaton Vance Equity - Income Trust                       EV Marathon Virginia Tax Free Fund
EV Marathon Florida Insured Tax Free Fund               EV Marathon West Virginia Tax Free Fund
EV Marathon Florida Limited Maturity                    EV Traditional California Municipals Fund
  Tax Free Fund                                         EV Traditional Connecticut Tax Free Fund
EV Marathon Florida Tax Free Fund                       EV Traditional Emerging Markets Fund

EV Traditional Florida Insured Tax Free Fund            EV Traditional New Jersey Tax Free Fund
EV Traditional Florida Limited Maturity                 EV Traditional New York Limited Maturity
  Tax Free Fund                                           Tax Free Fund
EV Traditional Florida Tax Free Fund                    EV Traditional New York Tax Free Fund
EV Traditional Government Obligations Fund              EV Traditional Pennsylvania Tax Free Fund
EV Traditional Greater China Growth Fund                EV Traditional Special Equities Fund
EV Traditional Greater India Fund                       EV Traditional Stock Fund
EV Traditional Growth Fund                              EV Traditional Total Return Fund
EV Traditional High Yield Municipals Fund               Eaton Vance Cash Management Fund
Eaton Vance Income Fund of Boston                       Eaton Vance Liquid Assets Trust
EV Traditional Investors Fund                           Eaton Vance Money Market Fund
Eaton Vance Municipal Bond Fund L.P.                    Eaton Vance Prime Rate Reserves
EV Traditional National Limited Maturity                Eaton Vance Short-Term Treasury Fund
  Tax Free Fund                                         Eaton Vance Tax Free Reserves
EV Traditional National Municipals Fund                 Massachusetts Municipal Bond Portfolio


    (b)
               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
        BUSINESS ADDRESS                     WITH PRINCIPAL UNDERWRITER                   WITH REGISTRANT
       ------------------                    --------------------------                --------------------
James B. Hawkes*                         Vice President and Director                   President and Trustee
William M. Steul*                        Vice President and Director                   None
Wharton P. Whitaker*                     President and Director                        None
Howard D. Barr                           Vice President                                None
  2750 Royal View Court
  Oakland, Michigan
Nancy E. Belza                           Vice President                                None
  463-1 Buena Vista East
  San Francisco, California
Chris Berg                               Vice President                                None
  45 Windsor Lane
  Palm Beach Gardens, Florida
H. Day Brigham, Jr.*                     Vice President                                None
Susan W. Bukima                          Vice President                                None
  106 Princess Street
  Alexandria, Virginia
Jeffrey W. Butterfield                   Vice President                                None
  9378 Mirror Road
  Columbus, Indiana
Mark A. Carlson*                         Vice President                                None
Jeffrey Chernoff                         Vice President                                None
  115 Concourse West
  Bright Waters, New York
William A. Clemmer*                      Vice President                                None
James S. Comforti                        Vice President                                None
  1859 Crest Drive
  Encinitas, California
Mark P. Doman                            Vice President                                None
  107 Pine Street
  Philadelphia, Pennsylvania
Michael A. Foster                        Vice President                                None
  850 Kelsey Court
  Centerville, Ohio
William M. Gillen                        Vice President                                None
  280 Rea Street
  North Andover, Massachusetts
Hugh S. Gilmartin                        Vice President                                None
  1531-184th Avenue, NE
  Bellevue, Washington
Richard E. Houghton*                     Vice President                                None
Brian Jacobs*                            Senior Vice President                         None
Stephen D. Johnson                       Vice President                                None
  13340 Providence Lake Drive
  Alpharetta, Georgia
Thomas J. Marcello                       Vice President                                None
  553 Belleville Avenue
  Glen Ridge, New Jersey
Timothy D. McCarthy                      Vice President                                None
  9801 Germantown Pike
  Lincoln Woods Apt. 416
  Lafayette Hill, Pennsylvania
Morgan C. Mohrman*                       Senior Vice President                         None
Gregory B. Norris                        Vice President                                None
  6 Halidon Court
  Palm Beach Gardens, Florida
Thomas Otis*                             Secretary and Clerk                           Secretary
George D. Owen                           Vice President                                None
  1911 Wildwood Court
  Blue Springs, Missouri
F. Anthony Robinson                      Vice President                                None
  510 Gravely Hill Road
  Wakefield, Rhode Island
Benjamin A. Rowland, Jr.*                Vice President,                               None
                                           Treasurer and Director
John P. Rynne*                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None
  9501 Hampton Oaks Lane
  Charlotte, North Carolina
Cornelius J. Sullivan*                   Vice President                                None
Maureen C. Tallon                        Vice President                                None
  518 Armistead Drive
  Nashville, Tennessee
David M. Thill                           Vice President                                None
  126 Albert Drive
  Lancaster, New York

Chris Volf                               Vice President                                None

  6517 Thoroughbred Loop
  Odessa, Florida
Donald E. Webber*                        Senior Vice President                         None
Sue Wilder                               Vice President                                None
  141 East 89th Street
  New York, New York
----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 24 Federal Street, Boston, MA 02110 and 89 South Street, Boston, MA 02111, and its transfer agent, The Shareholder Services Group, Inc., 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS


    The Registrant undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 57.

    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 16th day of August, 1995.


                                        EATON VANCE GROWTH TRUST

                                        By  /s/ JAMES B. HAWKES
                                                ------------------------------
                                                JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                            SIGNATURE                                  TITLE                               DATE
                            ---------                                  -----                               ----
                                                               President, Principal Executive
/s/ JAMES B. HAWKES                                              Officer and Trustee                      August 16, 1995
------------------------------------
    JAMES B. HAWKES

                                                               Treasurer and Principal
                                                                 Financial and Accounting
/s/ JAMES L. O'CONNOR                                            Officer                                  August 16, 1995
------------------------------------
    JAMES L. O'CONNOR

/s/ LANDON T. CLAY                                             Trustee                                    August 16, 1995
------------------------------------
    LANDON T. CLAY

/s/ DONALD R. DWIGHT                                           Trustee                                    August 16, 1995
------------------------------------
    DONALD R. DWIGHT

/s/ SAMUEL L. HAYES, III                                       Trustee                                    August 16, 1995
------------------------------------
    SAMUEL L. HAYES, III

/s/ NORTON H. REAMER                                           Trustee                                    August 16, 1995
------------------------------------
    NORTON H. REAMER

/s/ JOHN L. THORNDIKE                                          Trustee                                    August 16, 1995
------------------------------------
    JOHN L. THORNDIKE

/s/ JACK L. TREYNOR                                            Trustee                                    August 16, 1995
------------------------------------
    JACK L. TREYNOR

                                                EXHIBIT INDEX
                                                                                                   PAGE IN
                                                                                                  SEQUENTIAL
                                                                                                  NUMBERING
EXHIBIT NO.                                       DESCRIPTION                                     ---------
-----------                                       -----------                                       SYSTEM
 (1)(a)              Declaration of Trust dated May 25, 1989.
    (b)              Amendment to the Declaration of Trust dated August 18, 1992.

    (c)              Amendment and Restatement of Establishment and Designation of Series
                     dated June 19, 1995.

 (2)(a)              By-Laws.

    (b)              Amendment to By-Laws of Eaton Vance Growth Trust dated December 13,
                     1993.

 (5)(a)              Investment Advisory Agreement with Eaton Vance Management for EV
                     Marathon Gold & Natural Resources Fund dated August 15, 1995.

    (b)              Management Contract with Eaton Vance Management for Eaton Vance
                     Greater China Growth Fund.

    (c)              Management Contract with Eaton Vance Management for EV Marathon
                     Greater China Growth Fund.

    (d)              Management Contract with Eaton Vance Management for EV Classic Greater
                     China Growth Fund.

 (6)(a)(1)           Distribution Agreement with Eaton Vance Distributors, Inc. dated
                     August 30, 1989.

       (2)           Distribution Agreement with Eaton Vance Distributors, Inc. for Eaton
                     Vance Greater China Growth Fund.

       (3)           Distribution Agreement with Eaton Vance Distributors, Inc. for EV
                     Marathon Greater China Growth Fund.

       (4)           Distribution Agreement with Eaton Vance Distributors, Inc. for EV
                     Classic Greater China Growth Fund.

       (5)           Distribution Agreement with Eaton Vance Distributors, Inc. for EV
                     Classic Growth Fund.

       (6)           Distribution Agreement with Eaton Vance Distributors, Inc. for EV
                     Marathon Growth Fund.

       (9)           Distribution Agreement with Eaton Vance Distributors, Inc. for EV
                     Marathon Gold & Natural Resources Fund.

    (b)              Selling Group Agreement between Eaton Vance Distributors, Inc. and
                     Authorized Firms.

    (c)              Schedule of Dealer Discounts and Sales Charges.

 (8)                 Custodian Agreement with Investors Bank & Trust Company dated November
                     7, 1994.

 (9)(a)              Administrative Services Agreement with Eaton Vance Management for EV
                     Traditional Growth Fund.

    (b)              Administrative Services Agreement with Eaton Vance Management for EV
                     Classic Growth Fund.

    (c)              Administrative Services Agreement with Eaton Vance Management for EV
                     Marathon Growth Fund.

    (d)              Transfer Agency Agreement dated June 7, 1989.

    (e)              Amendment to Transfer Agency Agreement dated February 1, 1993.

(11)                 Consent of Independent Auditors for EV Gold & Natural Resources Fund
                     dated July 14, 1995.

(15)(a)              Service Plan dated July 7, 1993 for EV Traditional Growth Fund.

    (b)              Distribution Plan for Eaton Vance Greater China Growth Fund.

    (c)              Distribution Plan for EV Marathon Greater China Growth Fund.

    (d)              Distribution Plan for EV Classic Greater China Growth Fund.

    (e)              Distribution Plan for EV Classic Growth Fund.

    (f)              Distribution Plan for EV Marathon Growth Fund.

    (i)              Distribution Plan for EV Marathon Gold & Natrual Resources Fund.

(16)                 Schedule for Computation of Performance Quotations.

(17)(a)              Power of Attorney for Eaton Vance Growth Trust dated August 7, 1995.

    (b)              Power of Attorney for Greater China Growth Portfolio.

    (c)              Power of Attorney for Growth Portfolio.